                           ----------------------------------------------------
                                                        PENN SERIES FUNDS, INC.

                                                                  ANNUAL REPORT

                                                              DECEMBER 31, 1995

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PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

In 1995, the bond market exhibited one of its strongest years on record as interest rates fell sharply across the yield curve. Over the year, 30 year Treasury rates fell roughly 200 basis points while 2 year Treasury rates fell 250 basis points.

  The market rally in 1995 was a function of primarily four factors. First, a slowdown in the rate of economic growth. Growth is estimated to have averaged only 2% in 1995 vs the 4% seen in 1994. Second, the market has reacted favorably to the prospects of the much ballyhooed Balanced Budget agreement worked over in Washington during the course of 1995. In fact, the significance of the potential of fiscal prudence was in evidence early on as the low in bond prices came on election day November 1994, as the Republicans were swept into power in Congress. Third, inflation has remained subdued throughout 1995 and the single strongest consensus of investment professionals is that inflation is all but dead in the years ahead. Finally, a portion of the 1995 rally can be attributed to some of the excesses of 1994, namely a correction of the oversold conditions that existed then after a 200 basis point increase in rates.

  Performance generated in 1995 was accomplished in a similar fashion to how we have achieved excellent performance in our bond portfolios throughout the years. Portfolio sector rotation, relative value has been the hallmark of the performance generation. 1995 was a year that the interest rate decline significantly exceeded our expectations yet we were still able to achieve excellent relative performance. Our early year participation in the municipal market generated strong capital gains that we captured. Our move into corporates in June and then back out in September paved the way for enhanced returns. Our belief that there are a number of ways to achieve relative performance allows us to not take to aggressive duration bets.

  We end 1995 reducing our duration. Our belief is that the strong rally in 1995 has led too many investors into the raging and risky consensus of zero inflation expectations, the Federal budget balance utopia and economic growth sputtering to a halt. Worldwide central bank easings, rising oil and grain markets and presidential politics threaten the aforementioned consensus. The bond market is as overbought today as oversold one year ago and vulnerable to at least a correction. Our sector outlook for lower rates over the long time period has not changed however, and we look for a significant back up to be a buying opportunity.

INDEPENDENCE CAPITAL MANAGEMENT, INC.INVESTMENT ADVISER

Comparison of Change in Value of $10,000 Investment in Penn Series Quality Bond Fund and Lehman Aggregate Bond Index

[LINE GRAPH APPEARS HERE]

                         Penn Series          Lehman Index
11/1/92                     10,000              10,000
12/31/92                    10,198              10,161
12/31/93                    11,388              11,152
12/31/94                    10,778              10,826
12/31/95                    12,949              12,826

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992 when Independence Capital Management, Inc. became the Fund's investment adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

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HIGH YIELD FUND

The Penn Series High Yield funds generated strong returns during the final six months of 1995. At mid-year, we said that the high-yield bond market faced a crossroads and that continued progress would depend on the course of the economy. We're happy to say that the economic environment remained favorable for high-yield bonds, as did the high-yield bond market's supply and demand fundamentals. Your fund extended its advance during the second half of 1995 and recorded double-digit returns for the year as a whole.

  During the fourth quarter, the environment was even better for Treasury and other high-quality bonds, which outpaced the high-yield sector. This is not unusual during periods when interest rates fall sharply, since rates are not as overwhelming an influence on high-yield bond prices as they are on high-quality bond prices. Additionally, the lag in high-yield bond returns may have reflected the uptick in the default rate, which fell through mid-1994 and then edged higher -- a typical development as economic upswings age.

PERFORMANCE AND STRATEGY REVIEW

1995 marked a year of transition for the Penn Series High Yield Fund. We generally implemented a more defensive tilt in the portfolio and reduced many of the higher volatility securities that had proven disappointing in the past. Nevertheless, a few of these positions continued to hinder performance last year. Our emphasis on higher-quality, double B-rated bonds paid off handsomely last year, since they outperformed medium-quality, single B-rated bonds by about six percentage points (600 basis points) over the past 12 months. We also increased our holdings in more stable industries, such as supermarkets and media, in light of a possible slower economy in 1996. Overall, the fund currently has relatively moderate exposure to cyclical sectors, with our biggest bets in fertilizer producers and paper companies.

  In spite of our more conservative posture, we remain on the lookout for undervalued companies that can lead to meaningful capital appreciation for the fund. Our purchases in the fourth quarter of Trump Taj Mahal, Alpine Group, and JQ Hammons all led to attractive gains. We were particularly relieved to see the casino sector post a solid recovery in late 1995, and continued to add selectively here in anticipation of strong results in 1996. Finally, we expect many of our credits to achieve investment-grade status in 1996, which should lead to more positive performance.

  The results of our portfolio restructuring are now bearing fruit in terms of more stable performance. Although the second quarter was a bit rocky, returns for both the last half of 1995 and the full year tracked the fund's Lipper peer group average.

LOOKING AHEAD

The 1995 bond market rally, one of the strongest on record, followed the 1994 market sell-off, one of the sharpest in history. For the high-yield market, we expect a continuing favorable environment for the following reasons:
  . The combination of stable to declining rates and an attractive yield spread versus Treasuries should enhance the appeal of high-yield securities and support inflows into high-yield bond funds;
  . Steady growth (though probably slower than the third quarter's 4.2% rate) and a good stock market (though less ebullient than 1995's) should enable high-yield bond issuers to maintain or improve their financial strength;
  . The market's clear preference for higher-quality borrowers, evidenced by the stronger returns of double B-rated bonds over single B in recent months, should provide some insurance against a sharp jump in future defaults.

  The economic expansion is now over 4 1/2 years old and shows few, if any, signs of a coming recession. Nevertheless, there are small clouds on the horizon, particularly the still-low but rising default rate. We will remain vigilant and expect to continue de-emphasizing cyclicals and to maintain the portfolio's more defensive structure. The bond markets are also vulnerable to developments in Washington these days, and failure to make credible progress on federal deficit reduction could have adverse repercussions. Thus, while the outlook is broadly positive there could be setbacks, and we would remind all shareholders that this fund is appropriate for those who can ride out setbacks to achieve the long-term benefits of high-yield investing.

T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT ADVISER

Comparison of Change in Value of $10,000 Investment in Penn Series High Yield Bond Fund and First Boston High Yield Index

[LINE GRAPH APPEARS HERE]

                          Penn Series            First Boston
3/1/87                      10,000                   10,000
12/31/87                     9,677                   10,101
12/31/88                    11,397                   11,480
12/31/89                    11,330                   11,523
12/31/90                    10,316                   10,788
12/31/91                    14,122                   15,508
12/31/92                    16,354                   18,092
12/31/93                    19,587                   21,513
12/31/94                    18,151                   21,302
12/31/95                    21,128                   25,010

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987 when T. Rowe Price Associates, Inc. became the Fund's investment adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

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PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
GROWTH EQUITY FUND

At the beginning of 1995 expectations were that the stock market would increase during the course of the year but that it would level off at a significantly lower level than was eventually attained. Throughout most of the year conditions were nearly perfect. Inflation was not a significant concern and, as a result, the Federal Reserve, after aggressively tightening monetary policy in 1994, was finally able to begin lowering interest rates. At the same time, corporate earnings rose at a much better-than-expected pace with positive surprises exceeding negative ones by a large margin for the first three quarters of the year.

  While all of the broad sectors participated in the S&P 500's 37.54% advance for 1995, it was not any easy year to beat the index for most growth stock managers. A review of the Lipper Universe of growth fund managers found that only 15% of funds outperformed the index for the full year. The Growth Equity Fund was in the majority, posting a 26.45% return for the year. At the end of May there was a change in the day-to-day management of the Fund. Subsequent to that change the Fund has shown improved performance relative to its peer group, outperforming the Lipper Growth Fund Index 16.18% versus 15.74%. Both figures slightly trailed the 17.13% return for the S&P 500.

  Much of the difficulty in besting the index in 1995 can be attributed to the nature of the advance and, in particular, its narrowing as the year progressed. Illustrative of this latter point is the fact that in each successive quarter only fifty stocks or 10% of the companies comprising the index accounted for 52%, 60%, 64% and an incredible 85% of each quarter's gain. Additionally, when the index is broken-down into market capitalization quintiles, only the quintile comprised of the 100 largest companies in the index outperformed the index for the full year.

  With the bond market's bottom in November 1994, the stock market was poised to advance, requiring only improvement in the interest rate environment before responding to higher corporate earnings with a valuation-driven price/earnings multiple expansion. Importantly, these factors are not likely to diminish as the U.S. corporate sector is in the early stages of a long-term reversal of a 20-year erosion in productivity and profitability and inflation shows no imminent sign of resurgence. Companies are making tremendous progress in restructuring balance sheets and there has been a technology driven surge in capital investment.

  The Growth Equity Fund's managers have striven over the past seven months to improve the Fund's absolute performance and positioning relative to other funds in its peer group. The returns of the past seven months bear witness to this improvement. Throughout the process the Fund has remained focused on growth while, also becoming larger-capitalization oriented and decidedly more diversified. This shift continues with the express purpose being to improve the risk/reward profile of the Fund.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

Comparison of Change in value of $10,000 Investment in Penn Series Growth Equity Fund, S&P 500 and Willshire Large Capital Growth Index

[LINE GRAPH APPEARS HERE]

                     Penn Series            S&P 500        Willshire Index
11/1/92                10,000                10,000           10,000
12/31/92               10,661                10,467           10,505
12/31/93               11,986                11,522           11,448
12/31/94               11,013                11,687           10,759
12/31/95               13,926                16,075           14,835

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992 when Independence Capital Management, Inc. became the Fund's investment adviser.
Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

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VALUE EQUITY

A year ago, we were cautious on the market but confident in our stock picks. Even though we did not see the bull market coming, our stock selections did indeed produce superior performance. However, we concluded that positive factors for equities might be offset by Federal Reserve actions to curtail inflationary pressures as well as by the high level of short-term rates and the uncertain prospects for a soft economic landing. Our caution was misplaced. In fact, the Fed's prior tightening moves worked: the economy slowed, inflation was below expectations and long-term rates fell by 200 basis points. The reduction in long bond rates helped propel impressive flows into equity mutual funds, which provided the fire power, along with record merger and acquisition activity, to drive the stock market to new highs. The market's total return of 37.5%, as measured by the S&P 500 Index, was the best in 20 years.

ENVIRONMENT FOR FINANCIAL ASSETS REMAINS FAVORABLE; A CORRECTION IS OVERDUE

When we reduce the fundamentals for financial assets to the basics, four factors emerge: 1) inflation trends; 2) actions of the Federal Reserve; 3) the treatment of capital; and 4) valuations. While the first three remain favorable, valuations are at the high end of historic norms.

  Inflation appears well contained for all the reasons we discussed in prior investment outlooks: responsible monetary policies, global competition, benefits from the Information Revolution, etc. With the economy having slowed, the dollar firmer and prospects for slow growth in the first half of 1996, inflation is not likely to be a big problem this year. The bottlenecks in the economy evident a year ago have been eliminated. Total manufacturing capacity is now increasing at a 4.5% rate, making price increases difficult. Capital spending, which grew at double-digit rates for each of the past three years, should slow markedly in 1996 to a single digit rate. Together with excess inventories and rising delinquencies of bank credit cards, these factors all suggest slow economic growth with little upward pressure on inflation.

  The second key influence on financial assets, Federal Reserve policy, is also positive. The Fed has lowered rates in response to moderating growth and subdued inflation. The markets are assuming further cuts in short-term interest rates. If that does not occur, investors would no doubt be disappointed given today's expectations. However, it is difficult to imagine the need for a tightening in Federal Reserve policy.

  Third, the environment for capital is favorable. Individuals have responded to this environment by shifting a larger proportion of their assets into financial instruments. While the acceleration in the shift since 1990 has been truly incredible and cause for some concern, the absolute levels are just getting back to the levels of the 1950s and 1960s, when inflation was also low. We note, too, that the record inflows into domestic equity mutual funds of about $125 billion in 1995 did not represent net inflows, since some of that investment was financed by the sale of stocks by individuals.

  The big incremental demand for stocks actually came from corporations. Merger and acquisition activity soared in 1995 to $450 billion, exceeding the prior 1988 peak by some 40%. Largely fueled by strategic needs, rather than by financial buyers, this activity should continue. Not only is moderate growth with low inflation an ideal environment for M&A activity, but also the consolidation of major industries, such as banking, insurance, retailing, defense and health care, seems likely to continue. The need for global partnering, good profitability and the availability of money at attractive nominal rates are additional reasons to believe M&A activity will continue to reduce the supply of stock and, therefore, be a positive for the stock market.

  Other factors contributing to a favorable environment for capital in the U.S. include: 1) The U.S. has strengthened its lead as the most competitive industrialized society. 2) The U.S. government deficit as a share of G.D.P. is currently the lowest of any major industrialized society. 3) The U.S. has the lowest tax burden among industrialized countries, plus the tax on capital may be further reduced if the capital gains tax rate is cut as expected. The recognition of this sharply improved competitive position of the U.S. could eventually bring in another source of demand for stocks, the foreign buyer.

HIGH VALUATIONS

The valuation concerns are easy to enumerate, namely: (1) the lowest yield ever on the S&P 500; (2) a high ratio of equity capitalization to G.D.P.; (3) the longest period without as much as a 10% stock market correction in the 20th century and a record low retracement of only 3.3% during 1995; (4) a well above normal ten year rate of return, of about 15%; and (5) the widely accepted view that stocks are now the asset of choice. At the very least, one has to acknowledge that risks have risen. True, price-earnings ratios do not look excessive, but this conclusion depends on today's high level of profitability remaining intact. As the economy slows, manufacturing capacity increases and the dollar rises, margin pressures and earnings disappointments are likely, making the new year a more treacherous environment than was 1995.

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PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
VALUE EQUITY (CONT'D)

SUMMARY

We think the probabilities favor modest market gains in 1996. Earnings disappointments will become more prevalent after five years of growth and expanding profit margins. We expect S&P 500 earnings to be relatively flat, compared to an increase of about 15% in 1995, making stock selection even more important. With stocks at much higher levels and earnings growth more subdued, increased volatility is probably in store. Even the long-term positive of a cut in the capital gains tax could be a short-term negative if it triggers selling postponed into 1996. However, we do not foresee the ingredients for a major bear market, especially if inflation and short-term rates move lower, as now appears likely. In fact, a short drop in short rates could unlock the large amounts of money in money market mutual funds, time deposits and CD's and actually accelerate inflows into equity mutual funds. As usual, a challenging year lies ahead.

OPCAP ADVISORSINVESTMENT ADVISER

Comparison of Change in Value of $10,000 Investment in Penn series Value Equity Fund and S&P 500

[LINE GRAPH APPEARS HERE]

                       Penn Series            S&P 500
11/1/92                   10,000                10,000
12/31/92                  10,402                10,467
12/31/93                  11,138                11,522
12/31/94                  11,464                11,674
12/31/95                  15,761                16,056

The perfomance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992 when OpCap became the Fund's investment adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

FLEXIBLY MANAGED FUND

Strong corporate earnings, low inflation, a possible balanced budget, and two Federal Reserve rate reductions were all major positives for U.S. financial markets in 1995. The stock market soared to new highs and the bond market more than recovered its 1994 losses.

  The Flexibly Managed Fund performed well but lagged the broad market as represented by the Standard & Poor's 500 Stock
Index. Our risk-averse style was not in sync with the go-for-broke stock market of 1995, although results were reasonable nonetheless.

MARKET ENVIRONMENT

Almost all stock market sectors were strong -- blue chips, value stocks, growth stocks, technology stocks, most industries, and so on. Retailing, one of the largest segments of the economy but only a moderate portion of the equities market, was one of the few poor performers. As companies have reduced costs by downsizing, the wages that drive retail sales have stagnated -- an unusual development given strong overall profit growth. This, in turn, explains the low level of inflation. Wages represent nearly two-thirds of costs throughout the economy, and when they are stagnant there is little upward pressure on prices.

  The Federal Reserve, which had raised short-term interest rates six times in 1994, took advantage of the benign price environment to lower them twice this past year. Investors responded enthusiastically to this shift. Another positive for the market occurred in the second half, when progress toward a balanced budget seemed imminent. The stalemate that developed at year-end was not well received by investors. Looking ahead, however, it seems likely that some progress will be made eventually.

PORTFOLIO HIGHLIGHTS

Two holdings were exceptionally successful last year: Loews rose 80% in price, and Student Loan Marketing (Sallie Mae) doubled. Each of these positions offset the negative impact of all our losers. Not surprisingly, our retail sector holdings, including Petrie Stores, Hills Stores, and Toys "R" Us, were the biggest disappointments, although actual losses were moderate.

  In recent months, the strong price gains of major holdings caused us to trim some of our winners. The cash raised was largely used to establish new positions or to add to laggards that remain attractive. On balance, the portfolio became a shade more conservative since our last report on June 30.

FUND OPERATING GUIDELINES

We like to review these guidelines from time to time for new investors and because we believe they differentiate the fund from its competitors.

  . We work as hard to reduce risk as to maximize gain.

  . Attractively priced value stocks (as opposed to growth stocks) are our investment of choice.

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FLEXIBLY MANAGED FUND (CONT'D)

  . We will make short-term, opportunistic investments as well as more typical long-term ones.

  . No type of investment is off-limits (bonds, stocks, convertibles, etc.)
    if the risk/reward characteristics are attractive.

  . Our decisions reflect case-by-case investment judgment; we have no all-encompassing formula.

  . Our asset allocations result from individual security decisions, not vice versa.

  . In general, we favor large-cap stocks over small-cap, because we usually take big positions to make the most of our intensive analysis of individual securities.

OUTLOOK

As always, the economy, corporate profits, interest rates, inflation, and market valuation combine as keys to our outlook for the upcoming year. These seem neutral to modestly positive except for valuations, which we view as a negative. But this year there is a wild card. By March, the presidential campaign will be under way, and we think it likely that governmental policies -- both fiscal and monetary-- will be geared toward accentuating growth.

  With this as likely background, we intend as always to focus our attention on individual securities, buying when others are discouraged, selling when they are enthusiastic and continually searching for good values.

T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT ADVISER

Comparison of Change in Value of $10,000 Investment in Penn Series Flexibly Managed Fund and S&P 500

[LINE GRAPH APPEARS HERE]

                       Penn Series                   S&P 500
3/1/87                   10,000                      10,000
12/31/87                 10,420                       8,915
12/31/88                 12,395                      10,394
12/31/89                 15,020                      13,658
12/31/90                 14,893                      13,278
12/31/91                 18,118                      17,315
12/31/92                 19,851                      18,634
12/31/93                 22,986                      20,511
12/31/94                 23,938                      20,868
12/31/95                 29,271                      28,702


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987 when T. Rowe Price Associates, Inc. became the Fund's investment adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
THE INTERNATIONAL EQUITY FUND

It paid to be a contrarian in 1995 and ignore the consensus views on worldwide capital shortage and hyperaccelerating growth rates. With only moderate growth in the global economy, monetary policy took center stage. Reductions in interest rates, falling bond yields and abundant liquidity all benefited the international equity markets. When the central banks ease, whether acting proactively or responding to market forces, stock prices tend to react positively. We tested this relationship over a time frame of 30 years and found that the European markets with the highest correlation between central bank easing and equity returns were Germany and the UK; each time the Bundesbank and the Bank of England cut interest rates, the market indices rose on average 16% over the next six months. The global decline in interest rates is explained by
(i) the shrinking private demand for capital and structural changes in government attitude to debt; (ii) the strengthening of corporate balance sheets and a drop in household borrowing; and (iii) an absence of speculation in financial assets, as was the case in 1993, as well as in commodity or property prices.

  The fund rebounded strongly from a negative return in 1994 to outperform both the benchmark index and the average international equity fund tracked by Lipper. Fund performance benefited from our disciplined approach to top-down country allocation, which is based on the expected country returns produced by our multi-factor model. Generally, we concentrated on investments in large, more liquid markets, avoiding countries with low return visibility, unclear monetary and fiscal policies, weak valuations, unstable macroeconomic variables, or heavy government participation in the economy, such as France, Italy, Spain, Austria, Mexico and Korea. We added aggressively to Japan and the UK in the second and third quarters at a time when both markets were trading at below fair market value. We reduced our Latin American holdings after a recovery in the second quarter, maintaining only a 0.1% position in Brazil. In Europe we sold out of Austria and Belgium when our models signaled low expected returns, and we reduced France in favor of Switzerland, the year's best-performing international market.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

THE INTERNATIONAL EQUITY FUND (CONT'D)

  Throughout the year we reinforced our bottom-up stock selection discipline by enlarging our stock universe to 2800 names and by screening for companies that
(1) achieve consistent returns by concentrating on their core business (Dutch publisher Elsevier, French insurer Axa and Japanese electronics components maker Omron); (2) have a long-term track record of preserving market share or unit volume growth (Germany's Bayer, Sweden's Astra and Japan's Rohm); and (3) earn above average rates of return on invested capital (Switzerland's Roche, Australian media conglomerate News Corp. and Hong Kong's property company Sun Hung Kai).

  Also contributing to the fund's return was our 70% dollar/yen hedge, which boosted performance in the 4th quarter when the dollar appreciated against the yen.

VONTOBEL USA INC.
INVESTMENT ADVISER

Comparison of Change in Value of $10,000 Investment in Penn Series International Equity Fund and MSCI Europe Australia Far East (EAFE) Index

[LINE GRAPH APPEARS HERE]

                           Penn Series                 EAFE
11/2/92                     10,000                    10,000
12/31/92                    10,200                     10,140
12/31/93                    14,090                     13,446
12/31/94                    13,201                     14,491
12/31/95                    15,023                     16,114

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

SMALL-CAPITALIZATION EQUITY

The small-cap market was dominated in 1995 by technology and financial service stocks. We were underweighted in both sectors and consequently, underperformed the Russell 2000's total return of 30.4%. Technology issues are only part of the small-cap universe, and an expensive and volatile part at that. The rest of the index carries valuations that are, in many cases, quite reasonable.

  We are conservative investors in small-cap stocks, seeking to control volatility and generate superior returns by purchasing quality businesses that are mispriced by the market. We own an eclectic group of companies distinguished by their excellent business and financial characteristics, including high cash flow and strong competitive positions. An example is Oak Industries. Oak's strategy is to focus entirely on communications products and to divest unrelated businesses. Since Oak is the dominant supplier of coaxial cable connectors, it benefits as the cable television industry upgrades its systems. The telecommunications bill before the Congress, if passed in its current form, should further boost Oak's business by promoting increased competition in the delivery of telecommunications services to the home, which will be implemented via further increases in spending on systems upgrades. Moreover, international revenues account for approximately 40% of the sales of Oak's major subsidiary, and those revenues are increasing at a rate of about 40% a year as Oak capitalizes on the rapid growth of cable TV overseas. Oak earns a high return on capital and has increased its gross margins from 18.7% in 1989 to 40.1% in 1995. Despite those superior characteristics, the stock fell from a high of $32 per share in September to $16.50 in December due primarily to a small delay in the timing of customer orders. The stock has in addition, been overlooked by many investors because of the company's complex tax reporting, which depresses reported earnings through 1996 and masks significant cash flow. Oak trades at a modest 11 times reported earnings. We believe the recent price decline has created an unusual opportunity to buy this well-managed company with excellent growth prospects at a very attractive valuation.

--------------------------------------------------------------------------------
SMALL-CAPITALIZATION EQUITY (CONT'D)

  We continue to own a number of real estate investment trusts (REITs), such as Security Capital Industrial Trust, which develops and manages industrial warehouses in the Southeast and Southwest. Although REIT stocks languished in the first 11 months of 1995 because of their defensive investment characteristics, they began to come to life in December. Nothing has happened to change the superior business and financial characteristics of the REITs we own. What has changed is that the market appears poised to recognize their value.

  We remain disciplined and confident in our approach and continue to perform rigorous, in-depth analysis to identify quality businesses where the value of the franchise is underpriced in the market. Our research intensive approach has worked well in the past, and we are convinced that the market will recognize the merits of the undervalued stocks we own.

OPCAP ADVISORS
INVESTMENT ADVISER

Comparison of Change in Value of $10,000 Investment in Penn Series Small Cap Fund and Russel 2,000

[LINE GRAPH APPEARS HERE]

                           Penn Series                Russell 2,000
3/1/95                       10,000                       10,000
12/31/95                     11,276                       12,490

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

* Denotes annualized total return for the period of March 1, 1995 (commencement of operations) to December 31, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE MONEY MARKET FUND

                                                  SHORT TERM   PAR
                                         MATURITY   RATINGS   (000)    VALUE
                                         -------- ----------- ----- -----------
COMMERCIAL PAPER (43.5%)
------------------------
AUTOMOBILES (2.0%)
 General Motors Acceptance Corp. 5.65%.. 02/16/96 A-2/P-1/D-1 $ 500 $   496,390
                                                                    -----------
BEVERAGES (4.0%)
 Pepsico, Inc.
  5.68%................................. 01/25/96 A-1/P-1       500     498,107
  5.40%................................. 05/10/96 A-1/P-1       500     490,250
                                                                    -----------
                                                                        988,357
                                                                    -----------
BROKERAGE (12.1%)
 Dean Witter
  Discover & Co.
  5.68%................................. 01/30/96 A-1/P-1       500     497,712
  5.70%................................. 02/06/96 A-1/P-1       460     457,378
 Merrill Lynch & Co., Inc. 5.76%........ 01/16/96 A-1+/P-1      250     249,400
  5.66%................................. 02/29/96 A-1+/P-1      500     495,362
  5.62%................................. 03/01/96 A-1+/P-1      300     297,190
 Morgan Stanley Group, Inc. 5.75%....... 01/29/96 A-1+/P-1    1,000     995,528
                                                                    -----------
                                                                      2,992,570
                                                                    -----------
CHEMICALS (1.6%)
 Monsanto Co. 5.65%..................... 02/12/96 A-1/P-1       400     397,363
                                                                    -----------
FINANCIAL SERVICES (16.8%)
 American Express
  Credit Corp.
  5.70%................................. 03/08/96 A-1/P-1       500     494,696
  5.59%................................. 05/28/96 A-1/P-1       500     488,509
 Bell Atlantic Corp. 5.80%.............. 01/16/96 A-1/P-1       300     299,275
 Countrywide
  Funding Corp.
  5.80%................................. 01/18/96 A-1/P-2/F-1   500     498,631
  5.85%................................. 01/23/96 A-1/P-2/F-1   500     498,212
 General Electric Capital Corp. 5.50%... 04/15/96 A-1/P-1       500     491,979
 Hanson Finance UK 5.65%................ 02/23/96 A-1/P-1       500     495,841
 IBM Credit Corp. 5.82%................. 01/05/96 A-1/P-1       380     379,754
 Sears Acceptance Corp. 5.71%........... 01/30/96 A-2/P-1/D-1   500     497,700
                                                                    -----------
                                                                      4,144,597
                                                                    -----------
FOODS (1.0%)
 McCormick and Co, Inc. 5.70%........... 05/21/96 A-1/P-1       250     244,419
                                                                    -----------
PHARMACEUTICALS (2.0%)
 Warner Lambert Co. 5.44%............... 05/14/96 A-1+/P-1      500     489,876
                                                                    -----------
TELECOMMUNICATIONS (2.0%)
 American Telephone & Telegraph Co.
  5.70%................................. 01/24/96 A-1/P-1       500     498,179
                                                                    -----------
UTILITIES - ELECTRIC (2.0%)
 Georgia Power 5.65%.................... 02/12/96 A-1/P-1       500     496,704
                                                                    -----------
TOTAL COMMERCIAL PAPER
 (Cost $10,748,455)................................................  10,748,455
                                                                    -----------

                                                   LONG-TERM   PAR
                                          MATURITY  RATINGS   (000)    VALUE
                                          -------- ---------- ----- -----------
CORPORATE BONDS (4.7%)
----------------------
 First Interstate 10.50%................. 03/01/96  A2        $ 500 $   503,569
 Hertz Corp. 9.125%...................... 08/01/96  A3          650     660,805
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $1,164,374).................................................   1,164,374
                                                                    -----------
MEDIUM TERM NOTES (6.1%)
------------------------
 Chrysler Financial Corp. 6.00%.......... 04/15/96  A3          500     500,161
 General Motors Acceptance Corp. 8.60%... 04/12/96  A3          500     502,641
 Sears Discover Credit Corp. 8.73%....... 08/15/96  A2          500     508,374
                                                                    -----------
TOTAL MEDIUM TERM NOTES
 (Cost $1,511,176).................................................   1,511,176
                                                                    -----------
                                                   SHORT-TERM
                                                    RATINGS
                                                   ----------
VARIABLE RATE DEMAND NOTES (38.1%)+
-----------------------------------
 Alabama State Development Authority
  (LOC-First Fidelity Bank) 6.00%........ 01/05/96  A-1/P-1     500     500,000
 Barton Healthcare
  (LOC-American National Bank & Trust)
  5.95%.................................. 01/05/96  A-1/P-1     480     480,000
 Baylis Group Partnership Floating Rate
  (LOC-Kredietbank) 6.10%................ 01/03/96  A-1/P-1     700     700,000
 Berks County Industrial Development
  Authority (LOC-Meridian Bank) 6.10%.... 01/05/96  A-1/P-1     395     395,000
 Bloomfield New Mexico (LOC-LaSalle
  National Bank & Trust) 6.15%........... 01/05/96  A-1/P-1     600     600,000
 Columbia County Georgia Development
  Authority (LOC-Trust Co. Bank) 5.95%... 01/03/96  A-1/P-1     500     500,000
 Community Health Systems, Inc. (LOC-
  First Union National Bank) 6.10%....... 01/05/96  A-1/P-1     865     865,000
 Durham Risk Management Co. (LOC-Wachovia
  Bank) 5.89%............................ 01/05/96  A-1+/P-1    500     500,000
 Fairview Hospital and Healthcare
  Services (MBIA Insurance) 5.95%........ 01/05/96  A-1+/P-1    500     500,000

--------------------------------------------------------------------------------

                                                 SHORT-TERM   PAR
                                        MATURITY   RATINGS   (000)     VALUE
                                        -------- ----------- ------ -----------
 Health Insurance Plan of Greater NY
  (LOC-Morgan Guaranty) 5.95%.......... 01/03/96 A-1+/P-1    $1,000 $ 1,000,000
 Illinois Development Finance Authority
  (LOC-Harris Trust & Savings) 5.95%... 01/05/96 A-1/P-1        200     200,000
 Montgomery County PA Industrial
  Development Authority (LOC-Meridian
  Bank) 6.10%.......................... 01/05/96 A-1/P-1        700     700,000
 Richmond County Georgia Industrial
  Development Authority (Monsanto)
  6.27%................................ 06/01/96 A-1+/P-1       700     700,000
 San Bernardino County California (LOC-
  Canadian Imperial Bank) 6.00%........ 01/05/96 A-1+/P-1       700     700,000
 Saint Francis Health (LOC-First
  Hawaiian Bank) 6.10%................. 01/05/96 A-1/P-1        490     490,000
 Silver City New Mexico (LOC-LaSalle
  National Bank & Trust) 6.15%......... 01/05/96 A-1/P-1        600     600,000
                                                                    -----------
TOTAL VARIABLE RATE DEMAND NOTES
 (Cost $9,430,000).................................................   9,430,000
                                                                    -----------
FLOATING RATE OBLIGATIONS (2.0%)++
----------------------------------
 American Honda Corp. 5.975%
  (Cost $499,933)...................... 02/09/96 A-2/P-1/F-1    500     499,933
                                                                    -----------
GOVERNMENT OBLIGATIONS (2.0%)+++
--------------------------------
 Student Loan Marketing Assoc. 5.22%
  (Cost $499,686)...................... 01/02/96 A-1/P-1        500     499,686
                                                                    -----------

                                                            SHARES
                                                            -------
SHORT-TERM INVESTMENTS (3.6%)
-----------------------------
 Temporary Investment Fund Class B
  (Cost $883,890).......................................... 883,890     883,890
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $24,737,514) (a)............................................ $24,737,514
                                                                    ===========

-------
(a) Cost for Federal income tax purposes.
+ Reset Demand Notes - The rate shown is the rate as of December 31, 1995, and the maturity shown is the next interest readjustment date.
++ Floating Rate Obligations - The rate shown is the rate as of December 31,
   1995.
+++ Government Obligations - The rate shown is the rate as of December 31, 1995, and the maturity shown is the next interest readjustment date.

  The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at December 31, 1995. These ratings have not been verified by the Independent Accountants and, therefore, are not covered by the Report of Independent Accountants.

                                                    PERCENTAGE OF PORTFOLIO
      MATURITY               PAR                    -----------------------
      SCHEDULE             AMOUNT                                           CUMULATIVE
      --------           -----------                                        ----------
     1 -   7 days        $ 9,605,000                    40.2%                      40.2%
     8 -  14 days                  0                     0.0%                      40.2%
    15 -  30 days          4,550,000                    19.0%                      59.2%
    31 -  60 days          3,360,000                    14.1%                      73.3%
    61 -  90 days          1,300,000                     5.4%                      78.7%
    91 - 120 days          1,500,000                     6.3%                      85.0%
   121 - 150 days          1,750,000                     7.3%                      92.3%
    Over 150 days          1,850,000                     7.7%                     100.0%
                         -----------             -----------
                         $23,915,000                   100.0%
                         ===========             ===========

                      Average Weighted Maturity - 49 days

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE QUALITY BOND FUND

                                                              PAR
                                             MATURITY RATING (000)     VALUE
                                             -------- ------ ------ -----------
CORPORATE BONDS (29.4%)
-----------------------
AEROSPACE (0.5%)
 Martin-Marietta Corp. Note 8.50%........... 03/01/96  A-    $  175 $   175,656
                                                                    -----------
BROADCASTING (2.4%)
 News America Holdings 8.50%................ 02/23/25  BBB      360     416,700
  9.25%..................................... 02/01/13  BBB      400     476,500
                                                                    -----------
                                                                        893,200
                                                                    -----------
CANADIAN GOV'T AGENCY (3.5%)
 Hydro Quebec 8.05%......................... 07/07/06  A+     1,150   1,318,188
                                                                    -----------
ELECTRIC POWER (2.1%)
 Korea Electric Power
  7.75%..................................... 04/01/13  AA-      500     533,750
 Minnesota Power & Light First Mortgage
  7.375%.................................... 03/01/97  A-       250     255,000
                                                                    -----------
                                                                        788,750
                                                                    -----------
ENTERTAINMENT (1.4%)
 Time Warner Inc. Notes 9.125%.............. 01/15/13  BBB-     465     527,775
                                                                    -----------
FINANCE & CREDIT (0.7%)
 American Express Credit Corp. Senior Note
  7.75%..................................... 03/01/97  A+       250     256,250
                                                                    -----------
FINANCIAL (5.1%)
 Associates Corp. N.A. 7.75%................ 02/15/05  AA-      500     555,625
 General Electric Capital Corp. 8.125%...... 02/01/99  AAA      500     535,000
 General Motors Acceptance Corp. Note
  8.60%..................................... 05/10/96  A-       500     505,165
  6.40%..................................... 07/30/97  A-       300     303,750
                                                                    -----------
                                                                      1,899,540
                                                                    -----------
INDUSTRIAL - OTHERS (0.7%)
@ Cargill, Inc. 7.375%...................... 10/01/25  AA-      250     270,937
                                                                    -----------
INSURANCE (8.0%)
 John Hancock Surplus Notes 7.375%.......... 02/15/24  AA-    1,000   1,001,250
 Liberty Mutual 8.20%....................... 05/04/07  NR       500     556,875
 Metropolitan Life Insurance Co.
  7.00%..................................... 11/01/05  NR       875     900,156
 Pacific Mutual Life Surplus Notes 7.90%.... 12/30/23  AA-      500     524,375
                                                                    -----------
                                                                      2,982,656
                                                                    -----------
MANUFACTURING (1.4%)
 ITT Industries 7.40%....................... 11/15/25  BBB      500     525,625
                                                                    -----------
RAILROADS (0.8%)
 Union Pacific Co. 8.35%.................... 05/01/25  A-       250     286,250
                                                                    -----------
RETAIL (0.5%)
 Penney (J.C.) Inc. Note 9.45%.............. 07/15/02  A+       175     198,844
                                                                    -----------
SERVICES - EQUIPMENT RENTING & LEASING (0.3%)
 Service Co. Int'l 7.00%.................... 06/01/15  BBB+     100     105,125
                                                                    -----------

                                                              PAR
                                             MATURITY RATING (000)     VALUE
                                             -------- ------ ------ -----------
TELECOMMUNICATIONS (0.7%)
 Telecommunications, Inc. 9.80%............. 02/01/12  BBB-  $  225 $   267,469
                                                                    -----------
TELEPHONE (1.3%)
 U.S. West Communications 7.20%............. 11/10/26  AA-      500     511,250
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $10,312,337)................................................  11,007,515
                                                                    -----------
MUNICIPAL BONDS (3.7%)+
-----------------------
 Community Health Systems, Inc. 6.10%
  (Cost $1,400,000)......................... 01/03/96         1,400   1,400,000
                                                                    -----------
U.S. TREASURY OBLIGATIONS (25.7%)
---------------------------------
 U.S. Treasury Notes
  8 .00%.................................... 10/15/96  N/A       10      10,206
  6.375%.................................... 07/15/99  N/A    7,500   7,759,049
  7.50%..................................... 02/15/05  N/A    1,500   1,701,225
  6.50%..................................... 08/15/05  N/A      125     133,269
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $9,189,937).................................................   9,603,749
                                                                    -----------
AGENCY OBLIGATIONS (34.2%)
--------------------------
 Federal Home Loan Mortgage Corp. 5.50%..... 01/02/96  N/A    2,000   1,999,694
 Federal National Mortgage Assoc. 7.40%..... 07/01/04  N/A      750     826,965
 Federal National Mortgage Assoc. 6.50%
  due 09/01/25 to 12/01/25..................           N/A    4,900   4,843,706
 Government National Mortgage Assoc. 8.00%
  due 06/15/23 to 10/15/25..................           N/A    4,890   5,096,995
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
 (Cost $12,612,710)................................................  12,767,360
                                                                    -----------

                                                            SHARES
                                                           ---------
PREFERRED STOCK (2.4%)
----------------------
 Cleveland Electric Illuminating 9.125%
  (Cost $897,412).........................................     8,900     887,775
                                                                     -----------
SHORT-TERM INVESTMENTS (4.6%)
-----------------------------
 Temporary Investment Fund - Class B (Cost $1,704,257).... 1,704,257 $ 1,704,257
                                                                     -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $36,116,653) (a) (b)......................................... $37,370,656
                                                                     ===========

-------
+ Floating Rate Security - The rate shown is the rate as of December 31, 1995, and the maturity shown is the next interest readjustment date.
@ Restricted security under Rule 144A.
(a) Cost for Federal income tax purposes.
(b) At December 31, 1995 the excess of value over tax cost was $1,277,197, and the excess of tax cost over value was $23,194.

  The Standard & Poors corporation ratings are the most recent ratings available at December 31, 1995. These ratings have not been verified by the Independent Accountants and, therefore, are not covered by the Report of Independent Accountants.
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE HIGH YIELD BOND FUND

                                                               PAR
                                              MATURITY RATING (000)    VALUE
                                              -------- ------ ----- -----------
CORPORATE BONDS (95.2%)
-----------------------
AEROSPACE & DEFENSE (2.4%)
 K & F Industries, Inc. 11.875%.............. 12/01/03  B+    $550  $   591,250
  Tracor, Inc. 10.875%....................... 08/15/01  B      250      258,750
                                                                    -----------
                                                                        850,000
                                                                    -----------
AUTOMOBILES & RELATED (1.5%)
 Exide Corp. 10.75%.......................... 12/15/02  BB-    500      542,500
                                                                    -----------
BEVERAGES (3.0%)
 Dr. Pepper Bottling Holdings, Inc.
  13.5597%++................................. 02/15/03  CCC+   700      574,000
 Texas Bottling Group, Inc. 9.00%............ 11/15/03  B+     500      495,000
                                                                    -----------
                                                                      1,069,000
                                                                    -----------
BROADCASTING (4.6%)
 Argyle Television 9.75%..................... 11/01/05  B-     500      497,500
 Heritage Media Corp. 11.00%................. 10/01/02  B      550      578,875
# Spectravision, Inc. 12.65%................. 12/01/02  CCC-   454       29,510
 Young Broadcasting Corp. 11.75%............. 11/15/04  B      250      280,000
  10.125%.................................... 02/15/05  B      250      263,750
                                                                    -----------
                                                                      1,649,635
                                                                    -----------
BUILDING & REAL ESTATE (1.4%)
 B.F. Saul Reit 11.625%...................... 04/01/02  B-     500      510,000
                                                                    -----------
BUILDING PRODUCTS (3.1%)
 Maxxam Group, Inc. 11.25%................... 08/01/03  B-     500      475,000
 Overhead Door Corp. 12.25%.................. 02/01/00  B-     375      358,125
 Southdown, Inc. 14.00%...................... 10/15/01  B      250      275,000
                                                                    -----------
                                                                      1,108,125
                                                                    -----------
CABLE OPERATORS (5.3%)
 Continental Cablevision, Inc. 11.00%........ 06/01/07  BB-    500      558,750
 Fundy Cable Limited 11.00%.................. 11/15/05  BB     500      520,000
 Lenfest Communications, Inc. 8.375%......... 11/01/05  BB+    300      301,125
 Marcus Cable Operating Co. 3.4051%++........ 08/01/04  B      675      507,938
                                                                    -----------
                                                                      1,887,813
                                                                    -----------
COMMUNICATIONS SERVICES (1.4%)
 Communication & Power Industries 12.00%..... 08/01/05  B      500      513,750
                                                                    -----------
CONGLOMERATES (4.0%)
 Alpine Group, Inc. 12.25%................... 07/15/03  B      500      490,000
 Interlake Corp. 12.125%..................... 03/01/02  CCC+   500      475,000
 Jordan Industries, Inc. 10.375%............. 08/01/03  B-     300      267,000
  5.362%++................................... 08/01/05  B-     350      203,000
                                                                    -----------
                                                                      1,435,000
                                                                    -----------
CONTAINER (7.3%)
 Plastic Containers 10.75%................... 04/01/01  B+     750      772,500

                                                                PAR
                                               MATURITY RATING (000)    VALUE
                                               -------- ------ ----- -----------
 Portola Packaging, Inc. 10.75%............... 10/01/05  B     $500  $   517,500
 Riverwood International Corp. 11.25%......... 06/15/02  B      250      271,250
  10.375%..................................... 06/30/04  B      250      278,125
 Silgan Corp. 11.75%.......................... 06/15/02  B-     375      401,250
 Silgan Holdings, Inc.
  1.3149%++................................... 12/15/02  B-     375      354,375
                                                                     -----------
                                                                       2,595,000
                                                                     -----------
ENERGY (2.7%)
 Petroleum Heat & Power, Inc. 12.25%.......... 02/01/05  B+     500      551,250
 Trans Texas Gas Corp. 11.50%................. 06/15/02  BB-    400      413,000
                                                                     -----------
                                                                         964,250
                                                                     -----------
ENTERTAINMENT & LEISURE (2.8%)
 Alliance Entertainment Corp. 11.25%.......... 07/15/05  B-     500      502,500
 United Artists Theatre 9.30%................. 07/01/15  NR     500      500,625
                                                                     -----------
                                                                       1,003,125
                                                                     -----------
FOOD/PROCESSING (1.4%)
 Mac Andrews & Forbes Co. 11.875%............. 11/15/02  B      500      515,000
                                                                     -----------
FOOD/TOBACCO (1.4%)
 Consolidated Cigar Corp. 10.50%.............. 03/01/03  B      500      512,500
                                                                     -----------
HEALTHCARE (3.9%)
 Quorum Health Group 11.875%.................. 12/15/02  B-     490      548,800
 Wright Medical Technology, Inc. 10.75%....... 07/01/00  NR     800      824,000
                                                                     -----------
                                                                       1,372,800
                                                                     -----------
HOTELS (1.1%)
 John Q. Hammons, L.P. 8.875%................. 02/15/04  BB-    400      396,000
                                                                     -----------
HOTELS & GAMING (6.5%)
# Belle Casinos, Inc. 12.00%.................. 10/15/00  NR     350      140,000
#Capital Gaming International, Inc.
   45.6951%++................................. 08/01/96  NR       5          500
@# Elsinore Corp. 12.50%...................... 10/01/00  NR     500      225,000
 Grand Casinos, Inc. 10.125%.................. 12/01/03  BB     500      524,375
 Players International, Inc. 10.875%.......... 04/15/05  BB     500      470,000
 President Riverboat Casinos, Inc. 13.00%..... 09/15/01  B      500      420,000
 Stratosphere Corp. 14.25%.................... 05/15/02  B      250      282,812
 Trump Taj Mahal, Inc. 11.35%................. 11/15/99  NR     250      240,625
                                                                     -----------
                                                                       2,303,312
                                                                     -----------
INDUSTRIAL - OTHER (1.1%)
 HMC Acquisition Properties 9.00%............. 12/15/07  NR     400      404,000
                                                                     -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE HIGH YIELD BOND FUND, CONT'D

                                                                PAR
                                               MATURITY RATING (000)    VALUE
                                               -------- ------ ----- -----------
MANUFACTURING (4.0%)
 Coltec Industries, Inc. 10.25%............... 04/01/02  BB-   $750  $   770,625
 IMO Industries, Inc.
  12.25%...................................... 08/15/97  B-     159      159,000
  12.00%...................................... 11/01/01  B-     500      510,000
                                                                     -----------
                                                                       1,439,625
                                                                     -----------
METALS (0.9%)
 UCAR Global Enterprises, Inc. 12.00%......... 01/15/05  B+     265      306,075
                                                                     -----------
MISCELLANEOUS (3.0%)
 Coleman Holdings, Inc. 9.17152%++............ 05/27/98  B      650      526,500
 Herff Jones, Inc. 11.00%..................... 08/15/05  B      500      535,000
                                                                     -----------
                                                                       1,061,500
                                                                     -----------
NATURAL RESOURCE (2.2%)
 Gulf Canada Resources Limited 9.625%......... 07/01/05  B+     750      791,250
                                                                     -----------
PAPER & FOREST PRODUCTS (1.4%)
 Asia Pulp & Paper Co. 11.75%................. 10/01/05  BB     500      490,000
                                                                     -----------
PAPER & PAPER PRODUCTS (5.7%)
 Container Corp. 11.25%....................... 05/01/04  B+     250      257,500
 Repap Wisconsin, Inc. 9.875%................. 05/01/06  B      500      472,500
 S.D. Warren Co. 12.00%....................... 12/15/04  B+     500      551,250
 Stone Container Corp.
  10.75%...................................... 04/01/02  B-     250      245,000
  10.75%...................................... 10/01/02  B+     500      516,250
                                                                     -----------
                                                                       2,042,500
                                                                     -----------
RETAIL MERCHANDISING (1.4%)
 Federated Department Stores, Inc. 8.125%..... 10/15/02  BB-    500      502,500
                                                                     -----------
RETAIL - SPECIALTY (1.4%)
 Loehmanns Holdings, Inc. 10.50%.............. 10/01/97  NR     500      502,500
                                                                     -----------
SAVINGS & LOAN HOLDING COMPANY (1.4%)
 First Federal Financial Corp. 11.75%......... 10/01/04  B+     500      490,000
                                                                     -----------
SERVICE (1.9%)
 Anacomp International N.V. 9.00%............. 01/15/96  NR     100       30,000
 Coinmach Corp. 11.75%........................ 11/15/05  NR     633      644,078
                                                                     -----------
                                                                         674,078
                                                                     -----------
SPECIALTY CHEMICALS (6.1%)
 Agricultural Minerals, Inc. 10.75%........... 09/30/03  B+     750      828,750
 Arcadian Partners L.P. 10.75%................ 05/01/05  BB-    500      552,500
 IMC Fertilizer Group, Inc. 9.45%............. 12/15/11  B      750      810,000
                                                                     -----------
                                                                       2,191,250
                                                                     -----------
SUPERMARKETS (2.2%)
 Pathmark Stores, Inc. 6.2459%++.............. 11/01/03  B      875      535,938

                                                               PAR
                                              MATURITY RATING (000)    VALUE
                                              -------- ------ ----- -----------
 Ralphs Grocery Co. 10.45%................... 06/15/04  B     $225  $   228,375
                                                                    -----------
                                                                        764,313
                                                                    -----------
TELECOMMUNICATIONS (5.7%)
 Mobilemedia Communications, Inc. 6.60341%++. 12/01/03  B-     600      468,000
 Mobilemedia Corp. 9.375%.................... 11/01/07  B-     250      257,500
 Pricellular Wireless Corp. 4.5052%++........ 10/01/03  CCC+   575      448,500
 Pronet, Inc. 11.875%........................ 06/15/05  B-     500      552,500
 Wireless One, Inc. 13.00%................... 10/15/03  B-     275      291,500
                                                                    -----------
                                                                      2,018,000
                                                                    -----------
TEXTILES & APPAREL (1.5%)
 Dan River, Inc. 10.125%..................... 12/15/03  B      500      455,000
#Plaid Clothing Corp. 11.00%................. 08/01/03  CCC+   375       52,500
                                                                    -----------
                                                                        507,500
                                                                    -----------
TRANSPORTATION - MISCELLANEOUS (1.5%)
 Sea Containers Limited 12.50%............... 12/01/04  BB-    500      540,000
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $34,401,471)................................................  33,952,901
                                                                    -----------
COMMERCIAL PAPER (1.2%)
-----------------------
 Dun & Bradstreet Corp. 5.80% (Cost $444,928)
  ........................................... 01/02/96  NR     445      444,928
                                                                    -----------

                                                              SHARES
                                                              ------
COMMON STOCK (2.1%)
-------------------
+Berg Electronics Holdings Corp. ............................ 30,820     184,920
 Borg Warner Automotive, Inc. ...............................  6,100     194,437
+ Capital Gaming International, Inc.......................... 13,335       8,334
+Dr. Pepper Bottling Holdings, Inc.,
   Class A................................................... 53,000     212,000
+Dr. Pepper Bottling Holdings, Inc.,
   Class B...................................................  7,000      28,000
+ Gaylord Containers Corp., Class A..........................  7,500      60,465
+ Loehmanns Holdings, Inc., Class B.......................... 11,080      16,620
+ Protection One, Inc........................................  4,200      42,000
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $550,143)....................................................     746,776
                                                                     -----------
PREFERRED STOCK (1.3%)
----------------------
 Berg Electronics Holdings Corp.............................. 16,726     468,328
+ Loehmanns Holdings, Inc. Sr A.............................. 20,890       4,178
                                                                     -----------
TOTAL PREFERRED STOCK
 (Cost $300,605)....................................................     472,506
                                                                     -----------

--------------------------------------------------------------------------------

                                                             SHARES    VALUE
                                                             ------ -----------
WARRANTS (0.2%)
---------------
+ Belle Casinos, Inc........................................    350 $         4
+ Capital Gaming International, Inc......................... 11,375       1,058
+ Elsinore Corp............................................. 26,647       5,329
+ Loehmanns Holdings, Inc................................... 31,735      31,735
+ President Riverboat Casinos, Inc..........................  4,415       4,415
+ Wright Medical Technology, Inc............................  2,676      44,162
                                                                    -----------
TOTAL WARRANTS
 (Cost $106,879)...................................................      86,703
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $35,804,026) (a) (b)........................................ $35,703,814
                                                                    ===========

-------
+ Non-income Producing.
++ Effective Yield.
@ Restricted Securities.
# Securities in default.
(a) Cost for Federal income tax purposes.
(b) At December 31, 1995 the excess of value over tax cost was $1,795,290, and the excess of tax cost over value was $1,895,502.

  The Standard & Poor's Corporation ratings are the most recent ratings available at December 31, 1995. These ratings have not been verified by the Independent Accountants and, therefore, are not covered by the report of Independent Accountants.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE GROWTH EQUITY FUND

                                                              SHARES    VALUE
                                                              ------ -----------
COMMON STOCK (97.9%)
--------------------
AEROSPACE - DEFENSE (2.6%)
 Loral Corp. ................................................ 30,000 $ 1,061,250
 United Technologies Corp. .................................. 15,000   1,423,125
                                                                     -----------
                                                                       2,484,375
                                                                     -----------
AIRLINES (1.2%)
 Delta Air Lines, Inc.. ..................................... 15,000   1,108,125
                                                                     -----------
BROADCAST MEDIA (2.0%)
 Capital Cities/ABC, Inc. ................................... 15,000   1,850,625
                                                                     -----------
BEVERAGES - SOFT DRINKS (2.1%)
 Pepsico, Inc. .............................................. 35,000   1,955,625
                                                                     -----------
CHEMICALS (2.3%)
 Du Pont (E.I.) de Nemours & Co. ............................ 20,000   1,397,500
 Sigma Aldrich Corp. ........................................ 15,000     744,375
                                                                     -----------
                                                                       2,141,875
                                                                     -----------
COMMERCIAL SERVICES (1.3%)
 Paychex, Inc. .............................................. 25,000   1,242,188
                                                                     -----------
COMMUNICATION EQUIPMENT (1.8%)
 Bellsouth Corp. ............................................ 20,000     870,000
 SBC Communications, Inc. ................................... 15,000     862,500
                                                                     -----------
                                                                       1,732,500
                                                                     -----------
COMPUTER SOFTWARE & SERVICES (8.5%)
 First Data Corp. ........................................... 30,000   2,006,250
+ Fiserv, Inc. .............................................. 35,000   1,047,812
 General Motors Corp. Class E................................ 30,000   1,560,000
 International Business Machines Corp. ...................... 10,000     917,500
+ Microsoft Corp. ........................................... 15,000   1,317,187
+ Seagate Technology, Inc. .................................. 25,000   1,187,500
                                                                     -----------
                                                                       8,036,249
                                                                     -----------
COMPUTER SYSTEMS (5.7%)
+ Adaptec, Inc. ............................................. 25,000   1,025,000
+Cabletron Systems, Inc. .................................... 15,000   1,215,000
+Cisco Systems............................................... 10,000     746,875
+Compaq Computer Corp. ...................................... 35,000   1,680,000
+Computer Science Corp. ..................................... 10,000     702,500
                                                                     -----------
                                                                       5,369,375
                                                                     -----------
COSMETICS (0.8%)
 Gilliette Co. .............................................. 15,000     781,875
                                                                     -----------
DRUGS & PHARMACEUTICALS (11.5%)
+Amgen, Inc. ................................................ 30,000   1,779,375
 Johnson & Johnson, Inc. .................................... 25,000   2,140,625
 Merck & Company, Inc. ...................................... 30,000   1,972,500
 Pfizer, Inc. ............................................... 35,000   2,205,000
 Schering Plough Corp. ...................................... 25,000   1,368,750
 Smithkline Beecham.......................................... 25,000   1,387,500
                                                                     -----------
                                                                      10,853,750
                                                                     -----------
ELECTRICAL EQUIPMENT (2.5%)
 General Electric Co. ....................................... 15,000   1,080,000
+Vishay Intertechnology, Inc. ............................... 40,000   1,260,000
                                                                     -----------
                                                                       2,340,000
                                                                     -----------
ELECTRONICS (2.3%)
 Hewlett Packard Co. ........................................ 15,000   1,256,250
 Motorola, Inc. ............................................. 10,000     570,000
+Ultratech Stepper, Inc. .................................... 15,000     386,250
                                                                     -----------
                                                                       2,212,500
                                                                     -----------

                                                             SHARES    VALUE
                                                             ------ -----------
ELECTRONICS - INSTRUMENTS (0.9%)
 Computer Associates International                           15,000 $   853,125
                                                                    -----------
ELECTRONICS - SEMICONDUCTORS (5.2%)
 Intel Corp. ............................................... 25,000   1,420,313
+KLA Instruments Corp. ..................................... 35,000     914,375
 Micron Technology, Inc. ................................... 30,000   1,188,750
+Teradyne, Inc. ............................................ 35,000     875,000
 Texas Instruments, Inc. ................................... 10,000     517,500
                                                                    -----------
                                                                      4,915,938
                                                                    -----------
ENTERTAINMENT (1.1%)
 Mattel, Inc. .............................................. 35,000   1,076,250
                                                                    -----------
FOODS (1.5%)
 CPC International, Inc. ................................... 20,000   1,372,500
                                                                    -----------
FINANCIAL SERVICES (6.7%)
 Advanta Corp. ............................................. 35,000   1,277,500
 American Express Co. ...................................... 25,000   1,034,375
 First USA, Inc. ........................................... 20,000     887,500
 Franklin Resources, Inc. .................................. 15,000     755,625
 Mercury Finance Co. ....................................... 60,000     795,000
+Olympic Financial Ltd ..................................... 35,000     570,938
 Wells Fargo & Co. .........................................  5,000   1,080,000
                                                                    -----------
                                                                      6,400,938
                                                                    -----------
HEALTH CARE - MISCELLANEOUS (1.5%)
+Idexx Lab. Corp. .......................................... 30,000   1,402,500
                                                                    -----------
HOSPITAL MANAGEMENT (1.2%)
+Healthsouth Corp. ......................................... 40,000   1,165,000
                                                                    -----------
HOUSEHOLD PRODUCTS (1.3%)
 Procter & Gamble Co. ...................................... 15,000   1,245,000
                                                                    -----------
INSURANCE (1.5%)
 American International Group, Inc. ........................ 15,000   1,387,500
                                                                    -----------
LIFE INSURANCE (1.4%)
 United Healthcare Corp. ................................... 20,000   1,310,000
                                                                    -----------
MACHINERY - DIVERSIFIED (1.4%)
 Caterpillar Inc. .......................................... 15,000     881,250
+Kulicke & Soffa Industries, Inc. .......................... 20,000     462,500
                                                                    -----------
                                                                      1,343,750
                                                                    -----------
MAJOR REGIONAL BANK (2.3%)
 Green Tree Financial, Corp. ............................... 40,000   1,055,000
 MBNA Corp. ................................................ 30,000   1,106,250
                                                                    -----------
                                                                      2,161,250
                                                                    -----------
MANUFACTURING - DIVERSIFIED (0.7%)
 Eastman Kodak Co. ......................................... 10,000     670,000
                                                                    -----------
MEDICAL (1.1%)
+St. Jude Medical, Inc. .................................... 25,000   1,071,875
                                                                    -----------
METALS - DIVERSIFIED (0.8%)
 Aluminum Company of America ............................... 15,000     793,125
                                                                    -----------
METALS - MISCELLANEOUS (1.0%)
 Kennametal, Inc. .......................................... 30,000     952,500
                                                                    -----------
MISCELLANEOUS - SERVICES (1.0%)
 Danka Business Systems..................................... 25,000     923,437
                                                                    -----------
MISCELLANEOUS - FINANCIAL (0.8%)
 First Bank System, Inc. ................................... 15,000     744,375
                                                                    -----------
MONEY CENTER BANKS (1.1%)
 Citicorp .................................................. 15,000   1,008,750
                                                                    -----------

--------------------------------------------------------------------------------

                                                              SHARES    VALUE
                                                              ------ -----------
MULTI-LINE INSURANCE (1.8%)
 Aetna Life & Casualty Co. .................................. 15,000 $ 1,038,750
 Allstate Corp. ............................................. 15,000     616,875
                                                                     -----------
                                                                       1,655,625
                                                                     -----------
NATURAL GAS (2.3%)
 Halliburton Co. ............................................ 25,000   1,265,625
 Williams Cos. Inc. ......................................... 20,000     877,500
                                                                     -----------
                                                                       2,143,125
                                                                     -----------
OFFICE EQUIPMENT & SUPPLIES (1.0%)
 Alco Standard Corp. ........................................ 20,000     912,500
                                                                     -----------
OIL - INTEGRATED INTERNATIONAL (3.1%)
 Amoco Corp. ................................................ 15,000   1,078,125
 Chevron Corp. .............................................. 20,000   1,050,000
 Texaco, Inc. ............................................... 10,000     785,000
                                                                     -----------
                                                                       2,913,125
                                                                     -----------
OIL SERVICE (1.1%)
 Schlumberger Ltd. .......................................... 15,000   1,038,750
                                                                     -----------
PAPER & FOREST PRODUCTS (0.8%)
 International Paper Co. .................................... 20,000     757,500
                                                                     -----------
PUBLISHING & PRINTING (0.8%)
+ Scholastic Corp. .......................................... 10,000     778,750
                                                                     -----------
RAILROADS (1.5%)
 Burlington Northern, Santa Fe Corp. ........................ 10,000     780,000
 Conrail, Inc. .............................................. 10,000     700,000
                                                                     -----------
                                                                       1,480,000
                                                                     -----------
RESTAURANTS (2.4%)
+Lone Star Steakhouse ....................................... 30,000   1,149,375
 McDonald's Corp. ........................................... 25,000   1,128,125
                                                                     -----------
                                                                       2,277,500
                                                                     -----------

                                                            SHARES      VALUE
                                                           --------- -----------
RETAIL - SPECIALTY (0.8%)
+Officemax,Inc. ..........................................    35,000 $   783,125
                                                                     -----------
SHOES (1.8%)
 Nike, Inc. ..............................................    25,000   1,740,625
                                                                     -----------
TELECOMMUNICATIONS (2.3%)
 AT&T Corp. ..............................................    15,000     971,250
 NYNEX Corp. .............................................    15,000     810,000
+U.S. Robotics Corp. .....................................     5,000     439,375
                                                                     -----------
                                                                       2,220,625
                                                                     -----------
TOBACCO (1.1%)
 UST, Inc. ...............................................    30,000   1,001,250
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $80,211,157).................................................  92,609,375
                                                                     -----------
SHORT TERM INVESTMENTS (2.1%)
 Temporary Investment Fund, Inc. (Cost $1,961,039)........ 1,961,039   1,961,039
                                                                     -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $82,172,196) (a) (b)......................................... $94,570,414
                                                                     ===========

-------
+ Non-Income Producing.
(a) Cost for Federal income tax purposes.
(b) At December 31, 1995 the excess of value over tax cost was $15,477,346, and the excess of tax cost over value was $3,079,128.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE VALUE EQUITY FUND

                                                           SHARES     VALUE
                                                           ------- ------------
COMMON STOCK (84.3%)
--------------------
AEROSPACE & DEFENSE (6.7%)
 Allied-Signal, Inc. .....................................  52,000 $  2,470,000
+Coltec Industries, Inc. ................................. 155,000    1,801,875
 McDonnell Douglas Corp. .................................  46,500    4,278,000
                                                                   ------------
                                                                      8,549,875
                                                                   ------------
AUTOMOTIVE PARTS - EQUIPMENT (1.5%)
+Varity Corp. ............................................  50,000    1,856,250
                                                                   ------------
BANK & TRUST (5.6%)
 Citicorp ................................................  57,000    3,833,250
 First Interstate Bancorp ................................  24,000    3,276,000
                                                                   ------------
                                                                      7,109,250
                                                                   ------------
CHEMICALS (4.2%)
 Dupont (E.I.) de Nemours & Co. ..........................  30,000    2,096,250
 Hercules, Inc. ..........................................  21,000    1,183,875
 Monsanto Co. ............................................  17,000    2,082,500
                                                                   ------------
                                                                      5,362,625
                                                                   ------------
CONGLOMERATES (2.4%)
 General Electric Co. ....................................  42,000    3,024,000
                                                                   ------------
CONSUMER PRODUCTS (5.3%)
 Avon Products, Inc. .....................................  25,000    1,884,375
 Mattel, Inc. ............................................  91,625    2,817,469
 Hasbro, Inc. ............................................  65,000    2,015,000
                                                                   ------------
                                                                      6,716,844
                                                                   ------------
ELECTRONICS (1.9%)
 Arrow Electronics, Inc. .................................  56,000    2,415,000
                                                                   ------------
FINANCIAL SERVICES (6.6%)
 American Express Co. ....................................  51,000    2,110,125
 Federal Home Loan Mortgage Corp. ........................  76,000    6,346,000
                                                                   ------------
                                                                      8,456,125
                                                                   ------------
HEALTHCARE (4.2%)
 Columbia HCA Healthcare Corp. ...........................  45,000    2,283,750
 Tenet Healthcare Corp. .................................. 145,000    3,008,750
                                                                   ------------
                                                                      5,292,500
                                                                   ------------
INSURANCE (19.9%)
 Ace Ltd. ................................................  92,000    3,657,000
 AFLAC, Inc. .............................................  33,250    1,442,219
 American International Group, Inc. ......................  37,500    3,468,750
 Exel Ltd. ............................................... 103,800    6,331,800
 General Re Corp. ........................................   9,000    1,395,000
 Progressive Corp., Ohio .................................  63,000    3,079,125
 Prudential Reinsurance Holdings, Inc. ................... 150,000    3,506,250
 Transamerica Corp. ......................................  33,000    2,404,875
                                                                   ------------
                                                                     25,285,019
                                                                   ------------
MANUFACTURING (0.7%)
 Nokia Corp. .............................................  24,000      933,000
                                                                   ------------
MINING (1.0%)
 Freeport McMoran Copper & Gold, Inc. (Class B) ..........  47,016    1,322,325
                                                                   ------------
OIL (2.3%)
 Triton Energy Corp. .....................................  52,000    2,983,500
                                                                   ------------

                                                           SHARES     VALUE
                                                           ------- ------------
PAPER & PAPER PRODUCTS (3.1%)
 Champion International Corp. ............................  42,000 $  1,764,000
 Temple Inland, Inc. .....................................  49,000    2,162,125
                                                                   ------------
                                                                      3,926,125
                                                                   ------------
PHARMACEUTICALS (4.2%)
 Becton, Dickinson & Co. .................................  55,000    4,125,000
 Warner Lambert Co. ......................................  13,000    1,262,625
                                                                   ------------
                                                                      5,387,625
                                                                   ------------
RAILROADS (2.2%)
 CSX Corp. ...............................................  60,000    2,737,500
                                                                   ------------
RETAIL (4.1%)
 May Department Stores Co. ............................... 124,000    5,239,000
                                                                   ------------
TECHNOLOGY (1.9%)
 Intel Corp. .............................................  43,000    2,442,937
                                                                   ------------
TELECOMMUNICATIONS (2.3%)
 Sprint Corp. ............................................  72,250    2,880,969
                                                                   ------------
TEXTILES & APPAREL (2.7%)
 Shaw Industries, Inc. ................................... 140,000    2,065,000
 Warnaco Group, Inc. .....................................  54,000    1,350,000
                                                                   ------------
                                                                      3,415,000
                                                                   ------------
TRANSPORTATION (1.5%)
+AMR Corp. ...............................................  26,000    1,930,500
                                                                   ------------
TOTAL COMMON STOCK
 (Cost $79,385,603).......................................          107,265,969
                                                                   ------------

                                                              PAR
                                                    MATURITY (000)
                                                    -------- ------
COMMERCIAL PAPER  (13.4%)
-------------------------
 Beneficial Corp. 5.80%............................ 01/24/96 $2,200    2,191,848
 Ford Motor Credit Co. 5.60%....................... 01/10/96  3,900    3,894,540
 Household Finance Corp. 5.77%..................... 01/10/96  3,200    3,195,384
 Merrill Lynch & Co., Inc. 5.80%................... 01/03/96  3,800    3,798,775
 Norwest Financial Corp. 5.73%..................... 01/03/96  4,000    3,998,727
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $17,079,274)................................................   17,079,274
                                                                    ------------

                                                           SHARES
                                                          ---------
SHORT TERM INVESTMENTS (2.3%)
-----------------------------
 Temporary Investment Fund, Inc. (Cost $2,912,263)....... 2,912,263    2,912,263
                                                                    ------------
TOTAL INVESTMENTS (100.0%) (Cost $99,377,140) (a) (b) ............. $127,257,506
                                                                    ============

-------
+ Non-income Producing.
(a) Cost for Federal income tax purposes.
(b) At December 31, 1995 the excess of value over tax cost was $29,903,018, and the excess of tax cost over value was $2,022,652.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE FLEXIBLY MANAGED FUND

                                                            SHARES     VALUE
                                                            ------- ------------
COMMON STOCK (50.2%)
--------------------
AEROSPACE & DEFENSE (0.9%)
+Litton Industries, Inc. ..................................  13,000 $    578,500
 Teledyne, Inc. ...........................................  70,000    1,793,750
                                                                    ------------
                                                                       2,372,250
                                                                    ------------
BUILDING & REAL ESTATE (0.3%)
 Debartolo Realty .........................................  20,000      260,000
 Skyline Corp. ............................................  26,000      539,500
                                                                    ------------
                                                                         799,500
                                                                    ------------
CHEMICALS (1.1%)
 Great Lakes Chemical Corp. ...............................  32,000    2,304,000
 Petrolite Corp. ..........................................  17,000      484,500
                                                                    ------------
                                                                       2,788,500
                                                                    ------------
COMPUTERS (0.5%)
 IBM France ...............................................  14,525    1,299,055
                                                                    ------------
CONSTRUCTION (1.4%)
+Manville Corp. ........................................... 280,000    3,675,000
                                                                    ------------
DRUGS (0.4%)
+Pharmacia & Upjohn, Inc...................................  26,100    1,011,375
                                                                    ------------
DRUGS & COSMETICS (0.7%)
 Schering Plough Corp. ....................................  34,000    1,861,500
                                                                    ------------
ELECTRIC UTILITIES (4.9%)
 Centerior Energy Corp. ................................... 350,000    3,106,250
 Entergy Corp. ............................................ 210,000    6,142,500
+Public Service Co. of New Mexico ......................... 150,000    2,643,750
 SCE Corp. ................................................  65,000    1,153,750
                                                                    ------------
                                                                      13,046,250
                                                                    ------------
ENERGY SERVICES (0.4%)
 Helmerich & Payne, Inc. ..................................  40,000    1,190,000
                                                                    ------------
EXPLORATION & PRODUCTION (0.0%)
 Cross Timbers Oil Co. ....................................   2,000       35,250
                                                                    ------------
FINANCIAL SERVICES (3.9%)
 American Express Co. .....................................  72,000    2,979,000
 Federal National Mortgage Assoc. .........................  20,000    2,482,500
 Green Point Financial Corp. ..............................   7,000      187,250
 Student Loan Marketing Assoc. ............................  70,000    4,611,250
                                                                    ------------
                                                                      10,260,000
                                                                    ------------
FOREST PRODUCTS (1.5%)
 International Paper Co. ..................................  26,000      984,750
 Weyerhaeuser Co. .........................................  70,000    3,027,500
                                                                    ------------
                                                                       4,012,250
                                                                    ------------
GENERAL MERCHANDISERS (0.2%)
+Hills Stores Co. .........................................  60,000      592,500
                                                                    ------------
HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT (0.0%)
+Lynx Therapeutics, Inc. ..................................   1,620          324
                                                                    ------------
INSURANCE (5.5%)
 Fund American Enterprises Holdings, Inc. .................  20,000    1,490,000
 Home Beneficial Corp. ....................................  25,000      600,000
+Kemper Corp. .............................................  38,000    1,885,750
 Loews Corp. .............................................. 100,000    7,837,500
 Unitrin, Inc. ............................................  40,000    1,920,000
 Zurich Reinsurance .......................................  30,000      911,250
                                                                    ------------
                                                                      14,644,500
                                                                    ------------
INTEGRATED PETROLEUM - DOMESTIC (5.0%)
 Atlantic Richfield Co. ...................................  35,000    3,876,250
 Kerr McGee Corp. .........................................   6,000      381,000


                                                            SHARES     VALUE
                                                            ------- ------------
 Murphy Oil Corp. .........................................  80,000 $  3,320,000
+Oryx Energy Co. ..........................................  70,000      936,250
 Pennzoil Co. .............................................  29,000    1,225,250
 Sun Company, Inc. ........................................  30,000      821,250
 Union Texas Petroleum Holding, Inc. ...................... 110,000    2,131,250
 Unocal Corp. .............................................  16,000      466,000
                                                                    ------------
                                                                      13,157,250
                                                                    ------------
INTEGRATED PETROLEUM (1.7%)
 International Texaco, Inc. ...............................  58,000    4,553,000
                                                                    ------------
MANUFACTURING (0.1%)
 A. T. Cross Co., Class A .................................  26,000      393,250
                                                                    ------------
MEDIA & COMMUNICATIONS (6.1%)
+Chris-Craft Industries, Inc. .............................  65,000    2,811,250
 Meredith Corp. ...........................................  50,000    2,093,750
 New York Times Co., Class A .............................. 230,000    6,813,750
 Washington Post Co., Class B .............................  16,000    4,512,000
                                                                    ------------
                                                                      16,230,750
                                                                    ------------
MINING (2.5%)
+Hecla Mining Co. .........................................  60,000      412,500
 Homestake Mining Co. .....................................  80,000    1,250,000
 Newmont Mining Corp. ..................................... 103,466    4,681,837
 Santa Fe Pacific Gold Corp. ..............................  25,000      303,125
                                                                    ------------
                                                                       6,647,462
                                                                    ------------
MISCELLANEOUS BUSINESS SERVICES (0.2%)
 Harland, John H. Co. .....................................  22,000      459,250
                                                                    ------------
MISCELLANEOUS CONSUMER DURABLES (2.0%)
 Corning, Inc. ............................................  45,000    1,440,000
 Polaroid Corp. ...........................................  80,000    3,790,000
                                                                    ------------
                                                                       5,230,000
                                                                    ------------
MISCELLANEOUS CONSUMER PRODUCTS (1.8%)
 Philip Morris Companies, Inc. ............................  52,000    4,706,000
                                                                    ------------
PETROLEUM & GAS (0.7%)
 Ciba Geigy AG ............................................   2,200    1,936,183
                                                                    ------------
PETROLEUM - INTERNATIONAL (0.8%)
 Petro Canada ............................................. 185,000    2,134,302
                                                                    ------------
PHARMACEUTICALS (3.3%)
+Genetech, Inc. Special Common ............................ 165,000    8,745,000
                                                                    ------------
PUBLISHING (0.4%)
 Times Mirror Co. Series A ................................  30,000    1,016,250
                                                                    ------------
SPECIALTY MERCHANDISERS (0.8%)
 Petrie Stores Corp. ...................................... 785,477    2,160,062
                                                                    ------------
TRANSPORTATION SERVICES (2.2%)
 Overseas Shipholding Group, Inc. .........................  55,000    1,045,000
 PHH Corp. ................................................  70,000    3,272,500
 Ryder System, Inc. .......................................  60,000    1,485,000
                                                                    ------------
                                                                       5,802,500
                                                                    ------------
UTILITIES - ELECTRIC (0.3%)
 Niagara Mohawk Power Corp. ...............................  80,000      770,000
                                                                    ------------
MISCELLANEOUS (0.6%)
 Lonrho Ltd. .............................................. 301,935      825,190
+Republic of Austria Stock Index Growth Notes..............  37,100      653,888
                                                                    ------------
                                                                       1,479,078
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $106,778,253)...............................................  133,008,591
                                                                    ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE FLEXIBLY MANAGED FUND, CONT'D

                                                          SHARES       VALUE
                                                       ------------ ------------
PREFERRED STOCK (6.5%)
----------------------
 Cleveland Electric Illum. 7.00% .....................    22,500    $  1,586,250
 Cleveland Electric Illum. 8.80% .....................     1,850       1,628,000
 Cleveland Electric Illum. 9.00% .....................     2,650       2,358,500
 Gulf States Utilities Co. Depositary 7.55% ..........    12,426         596,448
@ Kemper Corp. 5.75% .................................   100,000       5,218,700
 Manville Corp. Series B $2.70 .......................   145,000       3,643,125
 Niagara Mohawk Power Corp.
  Series A 6.50% .....................................    16,700         269,288
 Niagara Mohawk Power Corp.
  Series C 7.20% .....................................    22,000         415,250
 Rouse Corp. 6.50% Convertible .......................    30,000       1,548,750
 Teledyne, Inc. Preferred Series E $1.20 .............     2,790          40,106
                                                                    ------------
TOTAL PREFERRED STOCK
 (Cost $15,980,404)................................................   17,304,417
                                                                    ------------
                                                          NUMBER
                                                       OF CONTRACTS
                                                       ------------
PUT OPTIONS (0.1%)
------------------
+Aud $85 May 18, 1996 ................................        50          54,375
+Guidant $30 January 20, 1996 ........................        40             250
+IBM $105 April 20, 1995 .............................        20          28,250
+IBM $110 April 20, 1996 .............................        20          37,250
+IBM $110 January 20, 1996 ...........................        20          40,000
+IBM $120 January 20, 1996 ...........................        20          56,500
+Kerr McGee $65 April 20, 1996 .......................        30           9,938
+Times Mirror $35 June 22, 1996 ......................        30           8,062
+Upjohn $55 April 20, 1996 ...........................        20           5,125
                                                                    ------------
TOTAL PUT OPTIONS
 (Cost $210,000) ..................................................      239,750
                                                                    ------------

                                                             PAR
                                           MATURITY RATING  (000)
                                           -------- ------ --------
U.S. TREASURY OBLIGATIONS (2.7%)
--------------------------------
 U.S. Treasury Notes 4.625% .............. 02/15/96  N/A   $    500      499,685
  4.625% ................................. 02/29/96  N/A      1,500    1,498,830
  4.25% .................................. 05/15/96  N/A        500      498,205
  5.75% .................................. 10/31/97  N/A      2,500    2,524,225
  7.375% ................................. 11/15/97  N/A      2,000    2,075,620
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $6,890,313).................................................    7,096,565
                                                                    ------------
COMMERCIAL PAPER (24.2%)
------------------------
 Abbott Labs 5.75% ....................... 01/16/96  AAA      9,600    9,577,000
 Asset Securitization Coop Corp.
  5.75% .................................. 01/19/96  A-1+     2,085    2,079,247
  5.70% .................................. 02/02/96  A-1+     6,000    5,970,075
 Ciesco 5.65% ............................ 02/09/96  AAA      5,900    5,864,246
 Ciesco, L.P. 5.73% ...................... 01/05/96  AAA      3,180    3,178,457
 Corporate Asset Funding Co.
  5.70% .................................. 01/23/96  AAA      1,190    1,185,978
  5.54% .................................. 02/27/96  AAA      9,700    9,615,014
 Falcon Asset Securitization 5.73% ....... 01/18/96  A-1      3,285    3,276,111
  5.73% .................................. 01/19/96  A-1        500      498,625
  5.74% .................................. 01/19/96  A-1        970      967,328
 Heinz (H.J) Co. 5.60% ................... 02/05/96  A+       7,500    7,459,167
 Home Depot 5.90% ........................ 01/05/96  A+       2,600    2,598,296
 Met Life Funding Corp. 5.60% ............ 01/22/96  AA+        650      647,877
 Mobil 5.80% ............................. 01/19/96  AA      11,000   10,968,100

                                                             PAR
                                           MATURITY RATING  (000)     VALUE
                                           -------- ------ ------- ------------
 Preferred Receivable Fund Co. 6.00% ..... 01/04/96  A-1   $   300 $    299,850
                                                                   ------------
TOTAL COMMERCIAL PAPER
 (Cost $64,183,422)...............................................   64,185,371
                                                                   ------------
CONVERTIBLE BONDS (16.1%)
-------------------------
 Alza Corp. 5.0908%++ .................... 07/14/14  BBB-    4,500    1,802,475
 Automatic Data Processing, Inc.
  5.1212%++ .............................. 02/20/12  AA     26,000   12,480,000
 CHUBB Capital Euro Bond 6.00% ........... 05/15/98  AA      2,400    2,693,280
 Comcast Corp. 3.375% .................... 09/09/05  B+      1,300    1,228,500
 Cooper Industries, Inc. 7.05% ........... 01/01/15  BBB+      594      611,820
 Cross Timbers Oil Co. 5.25% ............. 11/01/03  B       1,200    1,118,064
 Fifth Third Bank Conv. 4.25% ............ 01/15/98  A+        400      462,264
@ Food Lion, Inc. 5.00% .................. 06/01/03  NR      1,300    1,240,200
@ Homestake Mining Co.   5.50% ........... 06/23/00  BBB-    1,400    1,442,000
 Lonhro Conv. Euro Bond 6.00% ............ 02/27/04  NR        500      760,893
 Manville Deferred Interest Subordinate
  Debenture 9.00% ........................ 12/31/03  B         709      709,000
 McKesson Corp. 4.50% .................... 03/01/04  A         350      325,990
 Outboard Marine Corp. 7.00% ............. 07/01/02  B+      1,000    1,040,000
 Pennzoil Co. 4.75% ...................... 10/01/03  BBB     1,000    1,007,800
 Potomac Electric Debenture 5.00% ........ 09/01/02  A-      1,850    1,729,750
 Price Co. Subordinated Debenture 6.75% .. 03/01/01  BBB     1,300    1,326,000
  5.50% .................................. 02/28/12  BBB     1,800    1,705,500
 Rouse Company Euro Bond 5.75% ........... 07/23/02  BBB-    3,400    3,400,000
 Turner Broadcasting 7.1695%++ ........... 02/13/07  BB-     4,500    2,056,320
 UBS Finance 2.00% ....................... 12/15/00  AAA       300      300,750
 U.S. West, Inc. 7.0646%++ ............... 06/25/11  A       7,500    2,625,000
 WMX Technologies 2.00% .................. 01/24/05  A       3,000    2,595,000
                                                                   ------------
TOTAL CONVERTIBLE BONDS
 (Cost $39,708,534) ..............................................   42,660,606
                                                                   ------------

       SHARES
      -----------
SHORT TERM IN-
 VESTMENTS
 (0.2%)
--------------
 Temporary
  Investment Fund,
  Inc.
  (Cost $555,631).. 555,631      555,631
                            ------------
TOTAL INVESTMENTS (100%)
 (Cost $234,306,557) (a)
 (b)....................... $265,050,931
                            ============

-------
+ Non-income producing.
++ Effective Yield.
@ Restricted security under Rule 144A.
(a) Cost for Federal income tax purposes.
(b) At December 31, 1995 the excess of value over tax cost was $35,296,627, and the excess of tax cost over value was $4,552,253.
  The Standard & Poors corporation ratings are the most recent ratings available at December 31, 1995. These ratings have not been verified by the Independent Accountants and, therefore, are not covered by the Report of Independent Accountants.
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE INTERNATIONAL EQUITY FUND

                                                             SHARES     VALUE
                                                             ------- -----------
COMMON STOCK (94.2%)
--------------------
AUSTRALIA (3.4%)
 Broken Hill Proprietary Co. Limited........................  65,948 $   932,231
 News Corp. Limited......................................... 120,577     644,106
 Westpac Banking Corp....................................... 170,584     756,403
                                                                     -----------
                                                                       2,332,740
                                                                     -----------
BRAZIL (0.1%)
 Centrais Eletrocas Brasileiras SA (ADR)....................   5,000      67,500
                                                                     -----------
FINLAND (0.6%)
 Cultor OY, Series II.......................................  10,000     413,983
                                                                     -----------
FRANCE (6.8%)
 AXA SA.....................................................  25,000   1,684,533
+ Axime.....................................................   2,600     200,143
 Compagnie Generale Des Eaux................................   5,628     561,823
 Credit Local De France SA..................................  11,950     956,488
 LVMH (Moet-Hennessy Louis Vuitton).........................   2,200     458,193
 Total SA - B...............................................   7,000     472,384
 Valeo SA...................................................   8,000     370,475
                                                                     -----------
                                                                       4,704,039
                                                                     -----------
GERMANY (6.5%)
 Bayer AG - Bearer..........................................   1,500     398,271
 Bayerische Hypotheken-und Wechsel-Bank AG..................  15,000     378,399
 BMW AG.....................................................     600     309,580
 Deutsche Bank AG...........................................   7,000     332,380
 Gehe AG....................................................     850     435,609
+ Gehe AG - New.............................................     150      74,833
 Mannesmann AG..............................................   1,600     509,273
+ Muenchener Rueckvers E95..................................      14      30,124
 Muenchener Rueckversicherungs-Gesellschaft.................     150     272,452
+ SGL Carbon AG.............................................  10,000     780,923
 Siemens AG.................................................   1,000     549,435
 Veba AG....................................................  10,000     428,113
                                                                     -----------
                                                                       4,499,392
                                                                     -----------
HONG KONG (5.9%)
 Bank of East Asia Limited.................................. 277,479     995,815
 Cheung Kong Holdings Limited............................... 115,000     700,494
 Hutchison Whampoa.......................................... 100,000     609,125
 Sun Hung Kai Properties Limited............................ 210,000   1,717,772
                                                                     -----------
                                                                       4,023,206
                                                                     -----------
IRELAND (2.0%)
 Allied Irish Banks PLC.....................................  84,867     462,566
 CRH PLC....................................................  60,000     452,809
 Greencore Group PLC........................................  55,607     484,418
                                                                     -----------
                                                                       1,399,793
                                                                     -----------
ITALY (0.8%)
 Danieli & Co............................................... 132,000     357,318
 Stet (Societa Finanziaria Telefonica)......................  80,000     226,125
                                                                     -----------
                                                                         583,443
                                                                     -----------
JAPAN (29.8%)
 Amada Metrecs..............................................  20,000     319,396
 Bridgestone Corp...........................................  50,000     793,651
 Canon Inc..................................................  60,000   1,085,947
 Futaba Industrial..........................................  30,000     490,708
 Hitachi.................................................... 140,000   1,409,214
 Ito-Yokado Co..............................................  12,000     738,676
 Jaccs Co. Limited..........................................  30,000     310,685

                                                             SHARES     VALUE
                                                             ------- -----------
 Jusco Co...................................................  30,000 $   781,069
 Kyocera Corp...............................................   9,000     668,118
 Marubeni Corp..............................................  95,000     513,986
 Mitsubishi Bank............................................  11,000     258,711
 Mitsubishi Electric Corp................................... 100,000     719,125
 Mitsubishi Heavy Industries................................ 170,000   1,354,142
 Mitsui & Co................................................  50,000     438,444
 Murata Manufacturing Co....................................  18,000     662,021
 Nikko Securities Co........................................  25,000     321,816
 Nippon Steel Corp.......................................... 100,000     342,625
 Nippon Telegraph & Telephone Corp..........................     152   1,228,417
 Nomura Securities Co. Limited..............................  35,000     762,195
 Omron Corp.................................................  65,000   1,497,290
 Promise Co. Limited........................................   8,000     384,824
 Rohm Co....................................................  20,000   1,128,533
 SMC........................................................   8,000     578,397
 Sony Corp..................................................   8,700     521,225
 Suzuki Motor Corp..........................................  47,000     523,132
 Taisho Pharmaceutical Co...................................  30,000     592,335
 Toda Construction Co.......................................  35,000     303,184
 Tokyo Broadcasting System..................................  20,000     329,075
 Tokyo Denpa Co. Limited....................................   7,000     327,913
 Tokyo Electron Limited.....................................  10,000     387,147
 Yamato Transport Co. Limited...............................  60,000     714,286
                                                                     -----------
                                                                      20,486,287
                                                                     -----------
MALAYSIA (3.2%)
 Genting Berhad.............................................  75,000     626,132
 Malayan Banking Berhad.....................................  44,500     375,010
 Pilecon Engineering Berhad................................. 150,000     150,626
 Sime Darby Berhad.......................................... 132,000     350,870
 Telekom Malaysia Berhad....................................  50,000     389,856
 United Engineers Berhad....................................  50,000     318,973
                                                                     -----------
                                                                       2,211,467
                                                                     -----------
NETHERLANDS (2.9%)
 Aegon N.V. (ADR)...........................................   9,495     417,780
 Akzo Nobel N.V. (ADR)......................................   4,000     232,000
 Elsevier N.V...............................................  80,000   1,066,866
 Polygram N.V. (ADR)........................................   5,000     262,500
                                                                     -----------
                                                                       1,979,146
                                                                     -----------
PHILIPPINES (0.6%)
 Manila Electric Co. - B....................................  52,500     429,144
                                                                     -----------
SINGAPORE (4.2%)
 City Developments..........................................  66,000     480,696
 Cycle & Carriage Limited...................................  50,000     498,515
 Development Bank of Singapore Limited (Foreign)............  10,000     124,452
 Jardine Matheson Holdings Limited..........................  78,730     539,301
 Keppel Corp. Limited.......................................  50,000     445,482
 United Overseas Bank Limited (Foreign).....................  85,000     817,423
                                                                     -----------
                                                                       2,905,869
                                                                     -----------
SPAIN (1.5%)
 Banco Intercontinental Espanol SA..........................   2,600     253,868
 Banco Popular Espanol SA...................................   2,500     462,764
 Empresa Nacional De Electricidad SA (ADR)..................   3,500     200,375
 Omsa Alimentacion SA.......................................  24,000      89,764
                                                                     -----------
                                                                       1,006,771
                                                                     -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE INTERNATIONAL EQUITY FUND, CONT'D

                                                             SHARES     VALUE
                                                             ------- -----------
SWEDEN (2.3%)
 Astra AB B - F.............................................  25,000 $   989,540
+ Foreningsbanken AB A...................................... 125,000     353,676
 Hennes & Mauritz AB B......................................   4,000     222,741
                                                                     -----------
                                                                       1,565,957
                                                                     -----------
SWITZERLAND (8.1%)
 Nestle AG R................................................     500     553,195
+ Pharma Vision 2000 Limited B..............................     230   1,214,515
 Roche Holding AG-Genusschein...............................     280   2,215,382
 Swiss Bank Corp. Schweizerischer Bankverein B..............   1,000     408,393
 Union Bank of Switzerland B................................   1,102   1,194,399
                                                                     -----------
                                                                       5,585,884
                                                                     -----------
THAILAND (0.8%)
 Bangkok Bank Public Co. Limited (Foreign)..................  30,000     364,430
 Siam Cement Co. Limited (Foreign)..........................   3,000     166,256
                                                                     -----------
                                                                         530,686
                                                                     -----------
UNITED KINGDOM (14.7%)
 BAA PLC....................................................  50,301     378,831
 Barclays PLC...............................................  58,067     666,349
 BTR PLC.................................................... 125,000     638,607
 Dixons Group PLC........................................... 183,513   1,270,952
 General Accident PLC.......................................  70,000     707,631
 GKN PLC.................................................... 100,852   1,219,971
 HSBC Holdings PLC.......................................... 100,719   1,573,392
 Lloyds Abbey Life PLC...................................... 100,000     698,779
 Powergen PLC...............................................  50,463     417,276
 Powerscreen International PLC.............................. 115,000     691,986
 Rank Organisation PLC (REGD)............................... 110,000     795,987
 Reuters Holdings PLC.......................................  60,000     549,707
 Vodafone Group PLC......................................... 125,819     450,344
                                                                     -----------
                                                                      10,059,812
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $53,509,422).........................................          64,785,119
                                                                     -----------
WARRANTS (2.4%)
---------------
+ Alusuisse 11/13/96........................................  55,000     312,365
+ Bank Vision 01/15/97......................................  15,000     409,694
+ Pharma Vision 10/10/96....................................   3,000     306,945
+ Roche Holding 01/31/97....................................   2,500     217,853
+ SCHW Ruckver 09/20/96.....................................  15,000     360,921
                                                                     -----------
TOTAL WARRANTS
 (Cost $1,414,485)..........................................           1,607,778
                                                                     -----------

                                                                PAR
                                                      MATURITY (000)
                                                      -------- -----
CORPORATE BONDS (0.0%)
----------------------
 Michelin France 2.50%
  (Cost $8,599)...................................... 01/01/01  $10       10,785
                                                                     -----------

                                                           SHARES      VALUE
                                                          --------- -----------
SHORT TERM INVESTMENTS (3.4%)
-----------------------------
 Temporary Cash Investment Fund, Inc..................... 1,174,747 $ 1,174,747
 Temporary Investment Fund, Inc.......................... 1,174,745   1,174,745
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
 (Cost $2,349,492).................................................   2,349,492
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $57,281,998) (a) (b)........................................ $68,753,174
                                                                    ===========

-------
+ Non-income Producing.
(a) Cost for Federal income tax purposes.
(b) At December 31, 1995 the excess of value over tax cost was $11,917,425, and the excess of tax cost over value was $446,249.
ADR - American Depository Receipt

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE SMALL CAPITALIZATION FUND

                                                               SHARES   VALUE
                                                               ------ ----------
COMMON STOCK (71.8%)
--------------------
ADVERTISING (4.9%)
+ Katz Media Group, Inc....................................... 7,000  $  123,375
 True North Communications, Inc............................... 6,000     111,000
                                                                      ----------
                                                                         234,375
                                                                      ----------
AUTOMOBILES - REPLACEMENT PARTS (0.9%)
+ Jason, Inc.................................................. 2,100      14,044
 Stant Corp................................................... 3,000      28,500
                                                                      ----------
                                                                          42,544
                                                                      ----------
BANKING (0.6%)
+ MTL, Inc.................................................... 2,000      27,500
                                                                      ----------
BUILDING PRODUCTS (4.7%)
 Carlisle Companies, Inc...................................... 2,000      80,750
+ D.R. Horton, Inc............................................ 2,652      31,161
+ Falcon Building Products, Inc............................... 4,000      38,500
 Martin Marietta Materials, Inc............................... 3,500      72,187
                                                                      ----------
                                                                         222,598
                                                                      ----------
CHEMICALS (0.9%)
+ Sybron Chemicals, Inc....................................... 4,000      44,000
                                                                      ----------
COMPUTER SERVICES & SOFTWARE (5.4%)
+ Banctec, Inc................................................ 7,500     138,750
 Exabyte Corp................................................. 5,000      73,437
 Keane, Inc................................................... 2,000      44,500
                                                                      ----------
                                                                         256,687
                                                                      ----------
CONGLOMERATES (1.5%)
+ Ralcorp Holdings, Inc....................................... 2,900      70,325
                                                                      ----------
CONSUMER DURABLES (1.4%)
+ Singer Co................................................... 2,300      64,112
                                                                      ----------
ELECTRONICS (7.7%)
 EG&G, Inc.................................................... 4,500     109,125
+ Marshall Industries......................................... 3,600     115,650
+ Oak Industries, Inc......................................... 7,560     141,750
                                                                      ----------
                                                                         366,525
                                                                      ----------
ENGINEERED INDUSTRIAL PRODUCERS (2.3%)
 Crane Co..................................................... 3,000     110,625
                                                                      ----------
ENTERTAINMENT & LEISURE (0.2%)
+ Hollywood Park, Inc.........................................   800       8,000
                                                                      ----------
FINANCIAL SERVICES (1.4%)
 First Financial Caribbean Corp............................... 2,200      40,837
 First Financial Corp......................................... 1,200      27,300
                                                                      ----------
                                                                          68,137
                                                                      ----------
FOODS (0.3%)
+ Sylvan Foods Holdings, Inc.................................. 1,000      11,875
                                                                      ----------
HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT (1.6%)
+ Magellan Health Services, Inc............................... 1,800      43,200
+ Summit Care Corp............................................ 1,500      34,219
                                                                      ----------
                                                                          77,419
                                                                      ----------
HOUSEHOLD PRODUCTS (1.5%)
 Crown Crafts, Inc............................................ 1,200      13,800
 Libbey, Inc.................................................. 2,500      56,250
                                                                      ----------
                                                                          70,050
                                                                      ----------

                                                               SHARES   VALUE
                                                               ------ ----------
INSURANCE (4.5%)
 Ace Limited..................................................    900 $   35,775
+ Capsure Holdings Corp.......................................  3,000     52,875
 E.W. Blanch Holdings, Inc....................................  2,700     63,112
 Horace Mann Educators........................................  1,000     31,250
 Prudential Reinsurance Holdings..............................  1,400     32,725
                                                                      ----------
                                                                         215,737
                                                                      ----------
IRON/STEEL (0.6%)
+ Olympic Steel, Inc..........................................  3,000     26,625
                                                                      ----------
MACHINERY (DIVERSIFIED) (4.0%)
+ Baldwin Technology Co., Inc.................................  3,800     19,237
 Briggs & Stratton Corp.......................................  1,500     65,063
 Harmon Industries, Inc.......................................  2,000     30,000
 Regal Beloit Corp............................................  3,500     76,125
                                                                      ----------
                                                                         190,425
                                                                      ----------
MANUFACTURING (0.3%)
+ Alltrista Corporation.......................................    700     12,731
                                                                      ----------
MEDICAL (2.2%)
 Dentsply International, Inc..................................  1,200     48,000
+ Spacelabs Medical, Inc......................................  2,000     57,250
                                                                      ----------
                                                                         105,250
                                                                      ----------
METAL FABRICATE/HARDWARE (0.4%)
 Easco, Inc...................................................  2,600     21,450
                                                                      ----------
OFFICE EQUIPMENT & SERVICES (1.3%)
+ NU-Kote Holdings, Inc. (Class A)............................  3,600     61,650
                                                                      ----------
OIL & GAS (5.9%)
+ Belden & Blake Corp.........................................  2,700     47,925
+ Global Natural Resources, Inc...............................  4,200     44,100
 Petroleum Heat & Power Co., Inc.............................. 10,000     80,000
 St. Mary Land & Exploration Co...............................  2,400     33,600
+ Swift Energy Co.............................................  2,000     24,000
+ Tesoro Petroleum Corp.......................................  3,400     29,325
 UGI Corp.....................................................  1,000     20,750
                                                                      ----------
                                                                         279,700
                                                                      ----------
PAPER & PAPER PRODUCTS (3.8%)
+ Repap Enterprises, Inc...................................... 18,000     78,750
+ Shorewood Packaging Corp....................................  7,100    102,063
                                                                      ----------
                                                                         180,813
                                                                      ----------
PUBLISHING (1.2%)
+ International Imaging Materials, Inc........................  1,900     47,738
 Merrill Corp.................................................    500      8,125
                                                                      ----------
                                                                          55,863
                                                                      ----------
REAL ESTATE (4.6%)
 Post Properties, Inc.........................................  1,000     31,875
 Security Capital Industrial Trust............................  1,600     28,000
 Security Capital Pacific Trust...............................  7,400    146,150
 Taubman Centers, Inc.........................................  1,000     10,000
                                                                      ----------
                                                                         216,025
                                                                      ----------
RESTAURANTS (1.1%)
+ IHOP Corp...................................................  2,000     51,500
                                                                      ----------
RETAIL (2.0%)
 Baker (J), Inc...............................................  2,200     12,238
 Blair Corp...................................................  1,000     31,500
+ Maxim Group, Inc............................................  3,600     49,500
                                                                      ----------
                                                                          93,238
                                                                      ----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1995
THE SMALL CAPITALIZATION FUND, CONT'D

                                                               SHARES   VALUE
                                                               ------ ----------
TEXTILES (3.8%)
 Culp, Inc.................................................... 2,100  $   23,100
 Dyersberg Corp............................................... 3,400      17,000
 Fab Industries, Inc..........................................   300       9,563
+ Mohawk Industries, Inc...................................... 2,300      35,219
+ Westpoint Stevens, Inc...................................... 4,900      97,694
                                                                      ----------
                                                                         182,576
                                                                      ----------
UTILITIES - ELECTRIC (0.8%)
+ Sithe Energies, Inc......................................... 6,000      36,000
                                                                      ----------
TOTAL COMMON STOCK
 (Cost $3,238,183) ..................................................  3,404,355
                                                                      ----------

                                                                  PAR
                                                        MATURITY (000)
                                                        -------- -----
AGENCY OBLIGATIONS (25.6%)
--------------------------
 Federal Home Loan Mortgage Corp.
  5.49%................................................ 01/18/96 $150    149,611
  5.51%................................................ 02/05/96  100     99,471
  5.58%................................................ 01/05/96  100     99,938
 Federal Home Loan Bank
  5.65%................................................ 01/02/96  190    189,970
 Federal National Mortgage Assoc.
  5.42%................................................ 02/07/96  350    348,050
  5.54%................................................ 02/09/96  230    228,620
 Tennessee Valley Authority
  5.52%................................................ 02/01/96  100     99,532
                                                                       ---------
TOTAL AGENCY OBLIGATIONS
 (Cost $1,215,178).................................................... 1,215,192
                                                                       ---------

                                                             SHARES
                                                             -------
SHORT TERM INVESTMENTS (2.6%)
-----------------------------
 Temporary Investment Fund Class B
  (Cost $123,755)........................................... 123,755    123,755
                                                                     ----------
TOTAL INVESTMENTS (100.0%)
 (Cost $4,577,116) (a) (b).......................................... $4,743,302
                                                                     ==========

-------
+ Non-income producing.
(a) Cost for Federal income tax purposes.
(b) At December 31, 1995, the excess of value over tax cost was $324,671, and the excess of tax cost over value was $158,485.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1995


                               MONEY       QUALITY    HIGH YIELD   GROWTH EQUITY
                            MARKET FUND   BOND FUND    BOND FUND       FUND
                            -----------  -----------  -----------  -------------
ASSETS:
 Investments at value (1)
  (See accompanying sched-
  ule) (Note 1)...........  $24,737,514  $37,370,656  $35,703,814   $94,570,414
 Cash.....................           --          601          710           100
 Interest, dividends and
  reclaims receivable.....      127,524      627,008      741,680       103,595
 Receivable for investment
  securities sold.........           --           --           --     1,043,302
 Receivable for capital
  stock sold..............           --       88,805       54,792         9,972
 Net unrealized apprecia-
  tion on forward foreign
  currency contracts......           --           --           --            --
 Other assets.............          623        1,213        1,243         3,033
                            -----------  -----------  -----------   -----------
  Total Assets............   24,865,661   38,088,283   36,502,239    95,730,416
                            -----------  -----------  -----------   -----------
LIABILITIES:
 Payable for investment
  securities purchased....           --           --           --            --
 Payable for capital stock
  redeemed................           --        2,362       19,453        37,184
 Dividends payable........      111,368           --           --            --
 Payable to the investment
  advisor.................        7,392       12,811       15,369        36,781
 Payable to The Penn Mu-
  tual Life Insurance Co..        9,157       14,005       13,520        36,119
 Other liabilities........       12,151       10,700       12,161        27,038
                            -----------  -----------  -----------   -----------
  Total Liabilities.......      140,068       39,878       60,503       137,122
                            -----------  -----------  -----------   -----------
 NET ASSETS...............  $24,725,593  $38,048,405  $36,441,736   $95,593,294
                            ===========  ===========  ===========   ===========
 Shares of $.10 par value
  capital stock issued and
  outstanding.............   24,727,125    3,715,985    4,318,196     4,780,685
 NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SHARE...................  $      1.00  $     10.24  $      8.44   $     20.00
 NET ASSETS CONSIST OF:
  Capital paid in.........  $24,727,125  $37,573,040  $40,556,192   $83,195,076
  Distribution in excess
   of net investment in-
   come...................           --           --           --            --
  Accumulated net realized
   gain (loss) on invest-
   ment transactions and
   foreign exchange.......       (1,532)    (778,638)  (4,014,244)           --
  Net unrealized apprecia-
   tion (depreciation) in
   value of investments,
   futures contracts and
   foreign currency re-
   lated items............           --    1,254,003     (100,212)   12,398,218
                            -----------  -----------  -----------   -----------
  TOTAL NET ASSETS........  $24,725,593  $38,048,405  $36,441,736   $95,593,294
                            ===========  ===========  ===========   ===========
(1) Investments at cost...  $24,737,514  $36,116,653  $35,804,026   $82,172,196

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                       FLEXIBLY                                                  SMALL
VALUE EQUITY           MANAGED                   INTERNATIONAL               CAPITALIZATION
    FUND                 FUND                     EQUITY FUND                     FUND
------------         ------------                -------------               --------------
$127,257,506         $265,050,931                 $68,753,174                  $4,743,302
          --                   --                          --                         813
     109,317              762,486                     153,091                       4,623
          --            1,589,253                          --                      88,998
      22,768               99,640                      55,182                      15,224
          --                   --                     692,058                          --
       3,934               11,382                       2,189                         130
------------         ------------                 -----------                  ----------
 127,393,525          267,513,692                  69,655,694                   4,853,090
------------         ------------                 -----------                  ----------
          --              682,703                          --                      18,685
         850                1,667                       2,245                         834
          --                   --                          --                          --
      53,552              111,882                      43,091                       1,002
      46,011               95,810                      24,816                          --
      33,262               65,523                      54,807                       4,662
------------         ------------                 -----------                  ----------
     133,675              957,585                     124,959                      25,183
------------         ------------                 -----------                  ----------
$127,259,850         $266,556,107                 $69,530,735                  $4,827,907
============         ============                 ===========                  ==========
   7,818,065           15,316,544                   4,803,704                     440,375
$      16.28         $      17.40                 $     14.47                  $    10.96
 $99,379,547         $235,864,520                 $59,050,102                  $4,643,099
         (63)                  --                    (627,066)                         --
          --              (52,850)                 (1,058,634)                     18,622
  27,880,366           30,744,437                  12,166,333                     166,186
------------         ------------                 -----------                  ----------
$127,259,850         $266,556,107                 $69,530,735                  $4,827,907
============         ============                 ===========                  ==========
 $99,377,140         $234,306,557                 $57,281,998                  $4,577,116

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1995

                                   MONEY      QUALITY    HIGH YIELD    GROWTH
                                MARKET FUND  BOND FUND   BOND FUND   EQUITY FUND
                                -----------  ----------  ----------  -----------
INVESTMENT INCOME:
 Dividends....................  $       --   $   75,255  $   18,889  $   595,332
 Interest.....................   1,175,887    2,319,520   3,427,637      472,577
 Foreign tax withheld.........          --           --          --         (486)
                                ----------   ----------  ----------  -----------
  Total investment income.....   1,175,887    2,394,775   3,446,526    1,067,423
                                ----------   ----------  ----------  -----------
EXPENSES:
 Investment advisory fees
  (Note 3)....................      77,564      155,476     170,581      444,980
 Administration fees (Note 3).      29,059       51,238      51,420      133,494
 Accounting fees..............      14,917       27,616      27,418       67,062
 Custodian fees and expenses..       7,423       13,592      19,906       27,955
 Other expenses...............      14,353       22,725      28,471       56,183
                                ----------   ----------  ----------  -----------
  Total expenses..............     143,316      270,647     297,796      729,674
  Less: Expense waivers.......      (9,700)     (17,275)         --      (44,498)
                                ----------   ----------  ----------  -----------
  Net expenses................     133,616      253,372     297,796      685,176
                                ----------   ----------  ----------  -----------
NET INVESTMENT INCOME.........  $1,042,271   $2,141,403  $3,148,730  $   382,247
                                ----------   ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  investment transactions.....        (416)   2,350,516  (1,070,877)  12,597,090
 Net realized foreign exchange
  gain (loss).................          --           --          --           --
 Change in net unrealized ap-
  preciation of investments,
  futures contracts and for-
  eign currency related items.          --    1,752,675   3,034,116    7,613,791
                                ----------   ----------  ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS...        (416)   4,103,191   1,963,239   20,210,881
                                ----------   ----------  ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERA-
 TIONS........................  $1,041,855   $6,244,594  $5,111,969  $20,593,128
                                ==========   ==========  ==========  ===========

-----------------------
* Period from March 1, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                     FLEXIBLY                                                   SMALL
   VALUE              MANAGED                  INTERNATIONAL               CAPITALIZATION*
EQUITY FUND            FUND                     EQUITY FUND                     FUND
-----------         -----------                -------------               ---------------
 $1,541,415         $ 4,056,715                 $1,185,462                    $ 24,776
  1,087,965           5,209,267                    218,179                      36,531
         --              (4,370)                   (87,976)                         --
-----------         -----------                 ----------                    --------
  2,629,380           9,261,612                  1,315,665                      61,307
-----------         -----------                 ----------                    --------
    523,127           1,090,740                    462,151                      12,149
    157,021             327,756                     92,430                       3,644
     76,467             133,697                     52,431                       8,559
     15,531              56,832                    100,557                       2,997
     62,385             119,453                     48,174                       3,945
-----------         -----------                 ----------                    --------
    834,531           1,728,478                    755,743                      31,294
         --                  --                         --                      (7,143)
-----------         -----------                 ----------                    --------
    834,531           1,728,478                    755,743                      24,151
-----------         -----------                 ----------                    --------
$ 1,794,849         $ 7,533,134                 $  559,922                    $ 37,156
-----------         -----------                 ----------                    --------
  6,520,338           9,328,518                   (551,350)                    116,284
         --              (3,841)                   331,107                          --
 23,682,719          25,862,516                  7,975,550                     166,186
-----------         -----------                 ----------                    --------
 30,203,057          35,187,193                  7,755,307                     282,470
-----------         -----------                 ----------                    --------
$31,997,906         $42,720,327                 $8,315,229                    $319,626
===========         ===========                 ==========                    ========

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS - FOR THE YEARS OR PERIOD ENDED DECEMBER 31, 1995 AND 1994

                                MONEY MARKET FUND           QUALITY BOND FUND
                            --------------------------  --------------------------
                                1995          1994          1995          1994
                            ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
 Net investment income....  $  1,042,271  $    537,489  $  2,141,403  $  1,984,269
 Net realized gain (loss)
  on investment transac-
  tions...................          (416)          138     2,350,516    (3,102,230)
 Net realized foreign ex-
  change loss.............            --            --            --            --
 Net change in unrealized
  appreciation/depreciation
  of investments and for-
  eign currency related
  items...................            --            --     1,752,675      (802,018)
                            ------------  ------------  ------------  ------------
  NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS........     1,041,855       537,627     6,244,594    (1,919,979)
                            ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income....    (1,042,271)     (537,489)   (2,141,403)   (1,982,402)
 Net realized capital
  gains...................            --            --            --            --
 In excess of net invest-
  ment income.............            --            --       (28,700)           --
 In excess of net realized
  capital gains...........            --            --            --            --
                            ------------  ------------  ------------  ------------
  TOTAL DISTRIBUTIONS.....    (1,042,271)     (537,489)   (2,170,103)   (1,982,402)
                            ------------  ------------  ------------  ------------
CAPITAL SHARE TRANSAC-
 TIONS:
 Net increase in net as-
  sets from capital share
  transactions (Note 4)...     8,194,917     3,525,126     2,636,284     2,213,017
                            ------------  ------------  ------------  ------------
  TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.................     8,194,501     3,525,264     6,710,775    (1,689,364)
Net Assets, beginning of
 year.....................    16,531,092    13,005,828    31,337,630    33,026,994
                            ------------  ------------  ------------  ------------
NET ASSETS, END OF YEAR...  $ 24,725,593  $ 16,531,092  $ 38,048,405  $ 31,337,630
                            ============  ============  ============  ============
                              FLEXIBLY MANAGED FUND     INTERNATIONAL EQUITY FUND
                            --------------------------  --------------------------
                                1995          1994          1995          1994
                            ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
 Net investment income....  $  7,533,134  $  4,467,412   $   559,922  $    435,065
 Net realized gain (loss)
  on investment transac-
  tions...................     9,328,518     7,507,141      (551,350)      (64,795)
 Net realized foreign ex-
  change gain (loss)......        (3,841)       (2,076)      331,107      (542,428)
 Net change in unrealized
  appreciation/depreciation
  of investments and for-
  eign currency related
  items...................    25,862,516    (6,337,661)    7,975,550    (3,753,499)
                            ------------  ------------  ------------  ------------
  NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS........    42,720,327     5,634,816     8,315,229    (3,925,657)
                            ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM:
 Net investment income....    (7,533,134)   (4,467,412)     (559,922)      (99,627)
 Net realized capital
  gains...................    (9,122,820)   (7,356,357)           --            --
 In excess of net invest-
  ment income.............      (189,189)     (214,225)   (1,014,490)           --
 Return of capital........            --            --            --      (129,984)
                            ------------  ------------  ------------  ------------
  TOTAL DISTRIBUTIONS.....   (16,845,143)  (12,037,994)   (1,574,412)     (229,611)
                            ------------  ------------  ------------  ------------
CAPITAL SHARE TRANSAC-
 TIONS:
 Net increase in net as-
  sets from capital share
  transactions (Note 4)...    70,833,754    62,758,743     3,397,112    22,749,790
                            ------------  ------------  ------------  ------------
  TOTAL INCREASE IN NET
   ASSETS.................    96,708,938    56,355,565    10,137,929    18,594,522
Net Assets, beginning of
 period...................   169,847,169   113,491,604    59,392,806    40,798,284
                            ------------  ------------  ------------  ------------
NET ASSETS, END OF PERIOD.  $266,556,107  $169,847,169  $ 69,530,735  $ 59,392,806
                            ============  ============  ============  ============

-----------------------
*For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 HIGH YIELD BOND FUND        GROWTH EQUITY FUND         VALUE EQUITY FUND
-------------------------  ------------------------  -------------------------
   1995          1994         1995         1994          1995         1994
-----------   -----------  -----------  -----------  ------------  -----------
$ 3,148,730   $ 3,267,476  $   382,247  $   562,875  $  1,794,849  $ 1,192,404
 (1,070,877)   (1,538,281)  12,597,090    1,678,399     6,520,338    1,120,950
         --            --           --           --            --           --
  3,034,116    (4,448,669)   7,613,791   (9,254,862)   23,682,719     (248,954)
-----------   -----------  -----------  -----------  ------------  -----------
  5,111,969    (2,719,474)  20,593,128   (7,013,588)   31,997,906    2,064,400
-----------   -----------  -----------  -----------  ------------  -----------
 (3,148,730)   (3,267,476)    (382,247)    (562,875)   (1,794,912)  (1,192,404)
         --            --  (12,597,090)  (1,678,399)   (6,520,338)  (1,120,950)
    (15,253)      (34,447)          --           --            --           --
         --            --           --           --            --           --
-----------   -----------  -----------  -----------  ------------  -----------
 (3,163,983)   (3,301,923) (12,979,337)  (2,241,274)   (8,315,250)  (2,313,354)
-----------   -----------  -----------  -----------  ------------  -----------
  2,412,668     2,797,426    7,901,598    5,394,570    24,556,320    9,289,649
-----------   -----------  -----------  -----------  ------------  -----------
  4,360,654    (3,223,971)  15,515,389   (3,860,292)   48,238,976    9,040,695
 32,081,082    35,305,053   80,077,905   83,938,197    79,020,874   69,980,179
-----------   -----------  -----------  -----------  ------------  -----------
$36,441,736   $32,081,082  $95,593,294  $80,077,905  $127,259,850  $79,020,874
===========   ===========  ===========  ===========  ============  ===========

SMALL CAPITALIZATION FUND
          1995*
          -----
        $  37,156
          116,284
               --
          166,186
       ----------
          319,626
       ----------
          (37,156)
          (97,662)
               --
               --
       ----------
         (134,818)
       ----------
        4,643,099
       ----------
        4,827,907
                0
       ----------
       $4,827,907
       ==========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE MONEY MARKET FUND

The table below sets forth financial data for a share outstanding throughout each year

                                  YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------
                           1995        1994        1993        1992        1991
                          -------     -------     -------     -------     -------
Net asset value, begin-
 ning of year...........  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                          -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...   0.0538      0.0365      0.0250      0.0306      0.0536
                          -------     -------     -------     -------     -------
 Total from investment
  operations............   0.0538      0.0365      0.0250      0.0306      0.0536
                          -------     -------     -------     -------     -------
LESS DIVIDENDS:
Dividends from net in-
 vestment income........  (0.0538)    (0.0365)    (0.0250)    (0.0306)    (0.0536)
                          -------     -------     -------     -------     -------
 Total dividends........  (0.0538)    (0.0365)    (0.0250)    (0.0306)    (0.0536)
                          -------     -------     -------     -------     -------
Net asset value, end of
 year...................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                          =======     =======     =======     =======     =======
Total return............     5.51%       3.71%       2.53%       3.08%       5.49%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net assets, end of year
 (in thousands).........  $24,726     $16,531     $13,005     $11,862     $12,811
                          -------     -------     -------     -------     -------
Ratio of expenses to av-
 erage net assets.......     0.69%(a)    0.73%(a)    0.74%(a)    0.77%(a)    0.79%(a)
                          -------     -------     -------     -------     -------
Ratio of net investment
 income to average net
 assets.................     5.37%(a)    3.74%(a)    2.51%(a)    3.07%(a)    5.47%(a)
                          -------     -------     -------     -------     -------

-----------------------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .74%, .79%, .82%, .84%, and .83%, and the ratios of net investment income to average net assets would have been 5.32%, 3.68%, 2.43%, 3.00%, and 5.43% for the years ended December 31, 1995, 1994, 1993, 1992 and 1991, respectively.

--------------------------------------------------------------------------------
THE QUALITY BOND FUND

The table below sets forth financial data for a share outstanding throughout each year

                                  YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------
                           1995        1994        1993        1992        1991
                          -------     -------     -------     -------     -------
Net asset value, begin-
 ning of year...........  $  9.04     $ 10.19     $ 10.03     $ 10.51     $  9.73
                          -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.61        0.61        0.46        0.75        0.71
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........     1.21       (1.15)       0.71       (0.06)       0.81
                          -------     -------     -------     -------     -------
 Total from investment
  operations............     1.82       (0.54)       1.17        0.69        1.52
                          -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividend from net in-
 vestment income........    (0.61)      (0.61)      (0.46)      (0.75)      (0.71)
Distribution from net
 realized gain..........     0.00        0.00       (0.54)      (0.42)      (0.03)
Distribution in excess
 of net realized gain...    (0.01)       0.00       (0.01)       0.00        0.00
                          -------     -------     -------     -------     -------
 Total distributions....    (0.62)      (0.61)      (1.01)      (1.17)      (0.74)
                          -------     -------     -------     -------     -------
Net asset value, end of
 year...................  $ 10.24     $  9.04     $ 10.19     $ 10.03     $ 10.51
                          =======     =======     =======     =======     =======
Total return............    20.14%      (5.29)%     11.67%       6.57%      15.62%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net assets, end of year
 (in thousands).........  $38,048     $31,338     $33,027     $20,314     $21,153
                          -------     -------     -------     -------     -------
Ratio of expenses to av-
 erage net assets.......     0.73%(a)    0.78%(a)    0.79%(a)    0.84%(a)    0.83%
                          -------     -------     -------     -------     -------
Ratio of net investment
 income to average net
 assets.................     6.20%(a)    6.14%(a)    5.21%(a)    6.25%(a)    7.41%
                          -------     -------     -------     -------     -------
Portfolio turnover rate.    449.2%      380.9%      389.4%      190.8%       44.1%
                          -------     -------     -------     -------     -------

-----------------------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .78%, .83%, .84% and .87%, and the ratio of net investment income to average net assets would have been 6.15%, 6.09%, 5.16% and 6.22% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
THE HIGH YIELD BOND FUND

The table below sets forth financial data for a share outstanding throughout each year

                                  YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------
                           1995        1994        1993        1992        1991
                          -------     -------     -------     -------     -------
Net asset value, begin-
 ning of year...........  $  7.94     $  9.55     $  8.63     $  8.23     $  6.70
                          -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.80        0.90        0.77        0.87        0.93
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........     0.50       (1.60)       0.94        0.43        1.55
                          -------     -------     -------     -------     -------
 Total from investment
  operations............     1.30       (0.70)       1.71        1.30        2.48
                          -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividend from net in-
 vestment income........    (0.80)      (0.90)      (0.77)      (0.87)      (0.93)
Distribution in excess
 of net investment in-
 come...................     0.00       (0.01)      (0.02)      (0.03)      (0.02)
                          -------     -------     -------     -------     -------
 Total distributions....    (0.80)      (0.91)      (0.79)      (0.90)      (0.95)
                          -------     -------     -------     -------     -------
Net asset value, end of
 year...................  $  8.44     $  7.94     $  9.55     $  8.63     $  8.23
                          =======     =======     =======     =======     =======
Total return............    16.41%       7.33%      19.81%      15.80%      37.01%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net assets, end of year
 (in thousands).........  $36,442     $32,081     $35,305     $19,840     $15,304
                          -------     -------     -------     -------     -------
Ratio of expenses to av-
 erage net assets.......     0.87%       0.86%       0.87%       0.88%(a)    0.90%(a)
                          -------     -------     -------     -------     -------
Ratio of net investment
 income to average net
 assets.................     9.20%       9.18%       9.21%       9.87%(a)   11.37%(a)
                          -------     -------     -------     -------     -------
Portfolio turnover rate.     84.3%       90.7%      118.7%       94.3%       83.7%
                          -------     -------     -------     -------     -------
-----------------------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been
    .93% and .98%, and the ratios of net investment income to average net assets would have been 9.82% and 11.29% for the years ended December 31,
    1992 and 1991, respectively.

-------------------------------------------------------------------------------------
THE GROWTH EQUITY FUND

The table below sets forth financial data for a share outstanding throughout each year

                                  YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------
                           1995        1994        1993        1992        1991
                          -------     -------     -------     -------     -------
Net asset value, begin-
 ning of year...........  $ 18.30     $ 20.49     $ 18.82     $ 21.47     $ 16.35
                          -------     -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     0.09        0.13        0.06        0.16        0.23
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........     4.75       (1.80)       2.28        1.12        5.45
                          -------     -------     -------     -------     -------
 Total from investment
  operations............     4.84       (1.67)       2.34        1.28        5.68
                          -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividend from net in-
 vestment income........    (0.09)      (0.13)      (0.06)      (0.16)      (0.23)
Distribution from capi-
 tal gains..............    (3.05)      (0.39)      (0.61)      (3.77)      (0.33)
                          -------     -------     -------     -------     -------
 Total distributions....    (3.14)      (0.52)      (0.67)      (3.93)      (0.56)
                          -------     -------     -------     -------     -------
Net asset value, end of
 year...................  $ 20.00     $ 18.30     $ 20.49     $ 18.82     $ 21.47
                          =======     =======     =======     =======     =======
Total return............    26.45%       8.12%      12.43%       5.96%      34.74%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net assets, end of year
 (in thousands).........  $95,593     $80,078     $83,938     $73,977     $59,670
                          -------     -------     -------     -------     -------
Ratio of expenses to av-
 erage net assets.......     0.77%(a)    0.79%(a)    0.77%(a)    0.88%(a)    0.87%
                          -------     -------     -------     -------     -------
Ratio of net investment
 income to average net
 assets.................     0.43%(a)    0.70%(a)    0.30%(a)    0.81%(a)    1.28%
                          -------     -------     -------     -------     -------
Portfolio turnover rate.    169.8%      156.2%      185.3%      120.7%       41.7%
                          -------     -------     -------     -------     -------

-----------------------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .82%, .84%, .82%, and .89% and the ratio of net investment income to average net assets would have been .38%, .65%, .25% and .80% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE VALUE EQUITY FUND

The table below sets forth financial data for a share outstanding throughout each year

                                       YEAR ENDED DECEMBER 31,
                              -------------------------------------------------
                                1995      1994      1993     1992        1991
                              --------  --------  --------  -------     -------
Net asset value, beginning
 of year....................  $  12.67  $  12.68  $  12.14  $ 11.89     $  9.68
                              --------  --------  --------  -------     -------
INCOME FROM INVESTMENT OPER-
 ATIONS:
Net investment income.......      0.25      0.20      0.17     0.45        0.47
Net realized and unrealized
 gain on investment transac-
 tions......................      4.50      0.17      0.69     1.32        2.21
                              --------  --------  --------  -------     -------
 Total from investment oper-
  ations....................      4.75      0.37      0.86     1.77        2.68
                              --------  --------  --------  -------     -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.....................     (0.25)    (0.20)    (0.17)   (0.45)      (0.47)
Distribution from net real-
 ized gain..................     (0.89)    (0.18)    (0.15)   (1.07)       0.00
                              --------  --------  --------  -------     -------
 Total distributions........     (1.14)    (0.38)    (0.32)   (1.52)      (0.47)
                              --------  --------  --------  -------     -------
Net asset value, end of
 year.......................  $  16.28  $  12.67  $  12.68  $ 12.14     $ 11.89
                              ========  ========  ========  =======     =======
Total return................     37.48%     2.92%     7.08%   14.89%      27.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).................  $127,260  $ 79,021  $ 69,980  $49,199     $33,610
                              --------  --------  --------  -------     -------
Ratio of expenses to average
 net assets.................      0.80%     0.82%     0.83%    0.88%(a)    0.88%
                              --------  --------  --------  -------     -------
Ratio of net investment in-
 come to average net assets.      1.71%     1.59%     1.49%    3.87%(a)    4.44%
                              --------  --------  --------  -------     -------
Portfolio turnover rate.....      34.3%     30.6%     17.2%   117.4%       32.4%
                              --------  --------  --------  -------     -------
-----------------------
(a) Had fees not been waived by the investment advisor and administrator of the
    Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 3.85%, respectively, for the year ended December 31,1992.

--------------------------------------------------------------------------------
THE FLEXIBLY MANAGED FUND

The table below sets forth financial data for a share outstanding throughout each year

                                       YEAR ENDED DECEMBER 31,
                              -------------------------------------------------
                                1995      1994      1993     1992        1991
                              --------  --------  --------  -------     -------
Net asset value, beginning
 of year....................  $  15.19  $  15.70  $  14.31  $ 13.73     $ 12.30
                              --------  --------  --------  -------     -------
INCOME FROM INVESTMENT OPER-
 ATIONS:
Net investment income.......      0.53      0.43      0.34     0.58        0.52
Net realized and unrealized
 gain (loss) on investment
 transactions...............      2.86      0.22      1.92     0.74        2.14
                              --------  --------  --------  -------     -------
 Total from investment oper-
  ations....................      3.39      0.65      2.26     1.32        2.66
                              --------  --------  --------  -------     -------
LESS DISTRIBUTIONS:
Dividend from net investment
 income.....................     (0.53)    (0.43)    (0.34)   (0.58)      (0.52)
Distribution in excess of
 net investment income......     (0.01)    (0.02)     0.00     0.00        0.00
Distribution from capital
 gains......................     (0.64)    (0.71)    (0.53)   (0.16)      (0.71)
                              --------  --------  --------  -------     -------
 Total distributions........     (1.18)    (1.16)    (0.87)   (0.74)      (1.23)
                              --------  --------  --------  -------     -------
Net asset value, end of
 year.......................  $  17.40  $  15.19  $  15.70  $ 14.31     $ 13.73
                              ========  ========  ========  =======     =======
Total return................     22.28%     4.14%    15.79%    9.61%      21.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).................  $266,556  $169,847  $113,492  $70,979     $47,141
                              --------  --------  --------  -------     -------
Ratio of expenses to average
 net assets.................      0.79%     0.82%     0.85%    0.89%(a)    0.91%
                              --------  --------  --------  -------     -------
Ratio of net investment in-
 come to average net assets.      3.45%     3.14%     2.62%    4.56%(a)    4.45%
                              --------  --------  --------  -------     -------
Portfolio turnover rate.....      37.2%     37.3%     42.6%    29.5%       53.6%
                              --------  --------  --------  -------     -------

-----------------------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 4.55%, respectively, for the year ended December 31,1992.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY FUND

The table below sets forth financial data for a share outstanding throughout each period

                                           YEAR ENDED DECEMBER 31,
                                       ----------------------------------
                                        1995     1994     1993     1992*
                                       -------  -------  -------  -------
Net asset value, beginning of period.  $ 13.01  $ 13.94  $ 10.12  $ 10.00
                                       -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................     0.13     0.09     0.03     0.03
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions.......     1.67    (0.97)    3.83     0.17
                                       -------  -------  -------  -------
 Total from investment operations....     1.80    (0.88)    3.86     0.20
                                       -------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net investment income..    (0.12)   (0.02)   (0.01)   (0.03)
Distribution in excess of net invest-
 ment income.........................    (0.22)    0.00     0.00    (0.05)
Distribution from capital gains......     0.00     0.00    (0.03)    0.00
Return of capital....................     0.00    (0.03)    0.00     0.00
                                       -------  -------  -------  -------
 Total distributions.................    (0.34)   (0.05)   (0.04)   (0.08)
                                       -------  -------  -------  -------
Net asset value, end of period.......  $ 14.47  $ 13.01  $ 13.94  $ 10.12
                                       =======  =======  =======  =======
Total return.........................    13.80%    6.31%   38.14%    2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thou-
 sands)..............................  $69,531  $59,393  $40,798  $11,137
                                       -------  -------  -------  -------
Ratio of expenses to average net as-
 sets................................     1.23%    1.22%    1.21%    1.54%(a)(b)
                                       -------  -------  -------  -------
Ratio of net investment income to av-
 erage net assets....................     0.91%    0.82%    0.63%    1.56%(a)(b)
                                       -------  -------  -------  -------
Portfolio turnover rate..............     62.5%    15.6%    11.1%     0.0%
                                       -------  -------  -------  -------

-----------------------
(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.90% annualized and 1.20% annualized, respectively, for the period ended December 31, 1992.

* For the period from November 2, 1992 (commencement of operations) to December 31, 1992.

-------------------------------------------------------------------------------
THE SMALL CAPITALIZATION FUND

The table below sets forth financial data for a share outstanding throughout the period

                                                                  PERIOD
                                                                  ENDED
                                                            DECEMBER 31, 1995*
                                                            ------------------
Net asset value, beginning of period.......................       $10.00
                                                                  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................         0.09
Net realized and unrealized gain (loss) on investment
 transactions..............................................         1.19
                                                                  ------
 Total from investment operations..........................         1.28
                                                                  ------
LESS DISTRIBUTIONS:
Dividend from net investment income........................        (0.09)
Distribution from capital gains............................        (0.23)
                                                                  ------
 Total distributions.......................................        (0.32)
                                                                  ------
Net asset value, end of period.............................       $10.96
                                                                  ======
Total return...............................................        12.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................       $4,828
                                                                  ------
Ratio of expenses to average net assets....................         1.00%(a)(b)
                                                                  ------
Ratio of net investment income to average net assets.......         1.53%(a)(b)
                                                                  ------
Portfolio turnover rate....................................         64.3%
                                                                  ------

-----------------------
(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.29% and 1.24% annualized, respectively, for the period from March 1, 1995 to December 31, 1995.

* For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------
1 - SIGNIFICANT ACCOUNTING POLICIES

  Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

  Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity and Small Capitalization Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in each of two additional funds. Each Fund would have its own investment objective and policy.

  The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements requires the use of management's estimates.

  INVESTMENT VALUATION:
  MONEY MARKET FUND - Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series has agreed to maintain a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (The Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

  QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, VALUE EQUITY, FLEXIBLY MANAGED, INTERNATIONAL EQUITY AND SMALL CAPITALIZATION FUNDS - Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by The Board.

  The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

  FOREIGN CURRENCY TRANSLATION - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; and purchase and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Funds do not isolate that portion of realized and unrealized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

  DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity and Small Capitalization Funds will be declared and paid annually. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount and foreign currency transactions.

  FEDERAL INCOME TAXES: It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including realized gains, to its shareholders. Therefore, no provision is made for federal income or excise taxes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2 - DERIVATIVE FINANCIAL INSTRUMENTS

OFF-BALANCE SHEET RISK

  The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

  The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING

  FUTURES CONTRACTS - Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund has entered into futures contracts during the year ended December 31, 1995. There were no open futures contracts at December 31, 1995.

  WRITTEN OPTIONS - Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold
(call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the year ended December 31, 1995. Purchased put options open and outstanding at December 31, 1995 are disclosed in the schedule of investments.

  FORWARD FOREIGN CURRENCY CONTRACTS - The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

  Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Flexibly Managed and International Equity funds have entered into forward foreign currency contracts for the year ended December 31, 1995.

  At December 31, 1995 there were no open contracts in the Flexibly Managed Fund. Open forward foreign currency contracts held by the International Equity Fund at December 31, 1995 were as follows:

                                                                           UNREALIZED
                                         FOREIGN                            FOREIGN
   FORWARD                  SETTLEMENT  CURRENCY    CONTRACT    CONTRACT    EXCHANGE
   CURRENCY CONTRACT           DATE    TO BE SOLD    AMOUNT       VALUE       GAIN
   -----------------        ---------- ----------- ----------- ----------- ----------
   Japanese Yen............  01/26/96  450,000,000 $ 4,556,847 $ 4,373,971  $182,876
   Japanese Yen............  01/26/96  900,000,000   9,072,581   8,747,943   324,638
   British Pound...........  02/16/96    3,500,000   5,460,000   5,428,395    31,605
   Deutsch Mark............  02/16/96    7,500,000   5,330,490   5,242,812    87,678
   French Franc............  02/16/96   15,000,000   3,073,723   3,065,034     8,689
   Swiss Franc.............  02/16/96    4,000,000   3,543,900   3,487,328    56,572
                                                   ----------- -----------  --------
                                                   $31,037,541 $30,345,483  $692,058
                                                   ----------- -----------  --------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

3 - INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

 INVESTMENT ADVISORY SERVICES

  Under investment advisory agreements, the following advisors manage the investments of their respective Fund and provide guidance on certain accounting matters:

           ADVISOR                                PENN SERIES FUND
           -------                                ----------------
           Independence Capital Management, Inc.  Money Market Fund
           (A wholly owned subsidiary of Penn     Quality Bond Fund
           Mutual)                                Growth Equity Fund
           T. Rowe Price Associates, Inc.         Flexibly Managed Fund
                                                  High Yield Bond Fund
           Vontobel USA, Inc.                     International Equity Fund
           OpCap Advisors                         Value Equity Fund
                                                  Small Capitalization Fund

  Each of the Funds pays their respective advisors, on a monthly basis, an annual advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market
Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund:
0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund: 0.50%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.75%; Value Equity
Fund: 0.50%; Small Capitalization Fund: 0.50%. Independence Capital Management currently waives receipt of a portion of its fees equal to 0.05% of the average daily net assets of each of the Funds that it manages.

ADMINISTRATIVE AND CORPORATE SERVICES

  Under an administrative and corporate services agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

EXPENSES AND LIMITATIONS THEREON

  Each Fund bears all expenses of its operations other than those incurred by the investment advisors under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. The investment advisors and Penn Mutual have each voluntarily agreed to waive fees or reimburse expenses to the extent each of the Fund's expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitations for each Fund. The expense limitations for the Funds are as follows: Money Market, 0.80%; Quality Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Value
Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; and Small Capitalization 1.00%.

  Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 1995. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment advisors, administrator, accounting agent or any parent or subsidiary thereof.

--------------------------------------------------------------------------------
4 - CAPITAL STOCK

  At December 31, 1995, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Eight of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock and Penn Series Small Capitalization Fund Common Stock. Two of the classes of common stock are presently designated Class H and I, and no shares have been issued.

Transactions in capital stock of the Money Market Fund were as follows:

                                 YEAR ENDED                 YEAR ENDED
                             DECEMBER 31, 1995          DECEMBER 31, 1994
                          -------------------------  -------------------------
                            SHARES        AMOUNT       SHARES        AMOUNT
                          -----------  ------------  -----------  ------------
Shares sold..............  24,631,336  $ 24,631,336   24,124,114  $ 24,124,114
Shares issued to
 shareholders in
 reinvestment of net
 investment income.......   1,003,043     1,003,043      495,077       495,077
Shares reacquired........ (17,439,462)  (17,439,462) (21,094,065)  (21,094,065)
                          -----------  ------------  -----------  ------------
                            8,194,917  $  8,194,917    3,525,126  $  3,525,126
                          -----------  ------------  -----------  ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4 - CAPITAL STOCK, CONTINUED

Transactions in capital stock of the Quality Bond Fund were as follows:

                                   YEAR ENDED               YEAR ENDED
                               DECEMBER 31, 1995         DECEMBER 31, 1994
                             -----------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                             ---------  ------------  ----------  ------------
Shares sold.................   503,916  $  5,106,936     811,401  $  8,015,437
Shares issued to
 shareholders in
 reinvestment of
 Net investment income......   211,924     2,170,103     219,293     1,982,404
 Net realized gain from
  investment transactions...         0             0           0             0
 Distribution in excess of
  net investment income.....         0             0           0             0
Shares reacquired...........  (465,354)   (4,640,755)   (805,049)   (7,784,824)
                             ---------  ------------  ----------  ------------
                               250,486  $  2,636,284     225,645  $  2,213,017
                             ---------  ------------  ----------  ------------

Transactions in capital stock of the High Yield Bond Fund were as follows:

                                   YEAR ENDED               YEAR ENDED
                               DECEMBER 31, 1995         DECEMBER 31, 1994
                             -----------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                             ---------  ------------  ----------  ------------
Shares sold.................   598,550  $  5,210,863   1,131,826  $ 10,655,899
Shares issued to
 shareholders in
 reinvestment of
 Net investment income......   374,880     3,163,983     415,895     3,301,923
 Distribution in excess of
  net investment income.....         0             0           0             0
Shares reacquired...........  (695,380)   (5,962,178) (1,205,884)  (11,160,396)
                             ---------  ------------  ----------  ------------
                               278,050  $  2,412,668     341,837  $  2,797,426
                             ---------  ------------  ----------  ------------

Transactions in capital stock of the Growth Equity Fund were as follows:

                                   YEAR ENDED               YEAR ENDED
                               DECEMBER 31, 1995         DECEMBER 31, 1994
                             -----------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                             ---------  ------------  ----------  ------------
Shares sold.................   255,618  $  5,357,105     504,163  $  9,676,502
Shares issued to
 shareholders in
 reinvestment of
 Net investment income......    19,112       382,248      30,758       562,875
 Net realized gain from
  investment transactions...   629,855    12,597,090      91,716     1,678,399
Shares reacquired...........  (500,318)  (10,434,845)   (347,606)   (6,523,206)
                             ---------  ------------  ----------  ------------
                               404,267  $  7,901,598     279,031  $  5,394,570
                             ---------  ------------  ----------  ------------

Transactions in capital stock of the Value Equity Fund were as follows:

                                   YEAR ENDED               YEAR ENDED
                               DECEMBER 31, 1995         DECEMBER 31, 1994
                             -----------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                             ---------  ------------  ----------  ------------
Shares sold................. 1,658,765  $ 25,527,797   1,013,563  $ 13,157,473
Shares issued to
 shareholders in
 reinvestment of
 Net investment income......   110,253     1,794,912      94,112     1,192,404
 Net realized gain from
  investment transactions...   400,512     6,520,338      88,473     1,120,950
Shares reacquired...........  (588,540)   (9,286,727)   (478,034)   (6,181,178)
                             ---------  ------------  ----------  ------------
                             1,580,990  $ 24,556,320     718,114  $  9,289,649
                             ---------  ------------  ----------  ------------

Transactions in capital stock of the Flexibly Managed Fund were as follows:

                                   YEAR ENDED               YEAR ENDED
                               DECEMBER 31, 1995         DECEMBER 31, 1994
                             -----------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                             ---------  ------------  ----------  ------------
Shares sold................. 3,828,143  $ 65,639,740   3,432,665  $ 55,075,210
Shares issued to
 shareholders in
 reinvestment of
 Net investment income......   443,812     7,722,323     308,205     4,681,637
 Net realized gain from
  investment transactions...   524,300     9,122,820     484,289     7,356,357
Shares reacquired...........  (662,762)  (11,651,129)   (270,932)   (4,354,461)
                             ---------  ------------  ----------  ------------
                             4,133,493  $ 70,833,754   3,954,227  $ 62,758,743
                             ---------  ------------  ----------  ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995
--------------------------------------------------------------------------------

4 - CAPITAL STOCK, CONTINUED

Transactions in capital stock of the International Equity Fund were as follows:

                                    YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 1995        DECEMBER 31, 1994
                               ----------------------  ------------------------
                                SHARES      AMOUNT       SHARES       AMOUNT
                               --------  ------------  ----------  ------------
Shares sold..................   980,799  $ 13,291,658   2,799,905  $ 38,625,161
Shares issued to shareholders
 in reinvestment of
 Net investment income.......   108,805     1,574,412      17,649       229,611
 Distribution in excess of
  net investment income......         0             0           0             0
Shares reacquired............  (852,234)  (11,468,958) (1,177,992)  (16,104,982)
                               --------  ------------  ----------  ------------
                                237,370  $  3,397,112   1,639,562  $ 22,749,790
                               --------  ------------  ----------  ------------

Transactions in capital stock of the Small Capitalization Fund were as follows:

                                                              PERIOD ENDED*
                                                            DECEMBER 31, 1995
                                                            -------------------
                                                            SHARES     AMOUNT
                                                            -------  ----------
Shares sold................................................ 433,221  $4,564,368
Shares issued to shareholders in reinvestment of
 Net investment income.....................................   3,390      37,156
 Net realized gain from investment transactions............   8,911      97,662
Shares reacquired..........................................  (5,147)    (56,087)
                                                            -------  ----------
                                                            440,375  $4,643,099
                                                            -------  ----------

* For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------
5 - PURCHASES AND SALES OF INVESTMENTS

During the year ended December 31, 1995 the Funds made the following purchases and sales of portfolios securities:

                                 QUALITY BOND FUND       HIGH YIELD BOND FUND
                             ------------------------- -------------------------
                              PURCHASES      SALES      PURCHASES      SALES
                             ------------ ------------ -------------------------
Long Term U.S. Govt. and
 Agency Obligations........  $ 96,868,966 $ 88,421,262 $          0 $          0
Other Long-Term Securities.    37,686,610   45,086,795   33,682,468   26,861,708
                             ------------ ------------ ------------ ------------
 Totals....................  $134,555,576 $133,508,057 $ 33,682,468 $ 26,861,708
                             ------------ ------------ ------------ ------------
                                GROWTH EQUITY FUND         VALUE EQUITY FUND
                             ------------------------- -------------------------
                              PURCHASES      SALES      PURCHASES      SALES
                             ------------ ------------ -------------------------
Long Term U.S. Govt. and
 Agency Obligations........  $          0 $  3,813,750 $          0 $          0
Other Long-Term Securities.   146,013,968  135,006,790   42,027,200   29,554,533
                             ------------ ------------ ------------ ------------
 Totals....................  $146,013,968 $138,820,540 $ 42,027,200 $ 29,554,533
                             ------------ ------------ ------------ ------------
                               FLEXIBLY MANAGED FUND   INTERNATIONAL EQUITY FUND
                             ------------------------- -------------------------
                              PURCHASES      SALES      PURCHASES      SALES
                             ------------ ------------ -------------------------
Long Term U.S. Govt. and
 Agency Obligations........  $  2,435,547 $          0 $          0 $          0
Other Long-Term Securities.    97,360,743   66,683,231   44,640,903   35,909,872
                             ------------ ------------ ------------ ------------
 Totals....................  $ 99,796,290 $ 66,683,231 $ 44,640,903 $ 35,909,872
                             ------------ ------------ ------------ ------------
                                                       SMALL CAPITALIZATION FUND
                                                       -------------------------
                                                        PURCHASES      SALES
                                                       -------------------------
Long Term U.S. Govt. and Agency Obligations..........  $          0 $          0
Other Long-Term Securities...........................     4,590,572    1,468,673
                                                       ------------ ------------
 Totals..............................................  $  4,590,572 $  1,468,673
                                                       ------------ ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6 - CAPITAL LOSS CARRYOVERS

  Capital loss carryovers for the Funds expire as follows:

                                   MONEY    QUALITY   HIGH YIELD   INTERNATIONAL
                                  MARKET     BOND        BOND         EQUITY
                                   FUND      FUND        FUND          FUND
                                  -------  ---------  -----------  -------------
1997............................. $   (62) $       0  $         0   $         0
1998.............................  (1,117)         0            0             0
1999.............................       0          0   (1,355,386)            0
2000.............................     (61)         0            0             0
2001.............................    (183)         0            0             0
2002.............................       0   (780,436)  (1,572,728)      (64,796)
2003.............................    (416)         0   (1,086,130)   (1,002,514)
                                  -------  ---------  -----------   -----------
 Total........................... $(1,839) $(780,436) $(4,014,244)  $(1,067,310)
                                  -------  ---------  -----------   -----------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF PENN SERIES FUNDS, INC.

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Series Funds, Inc. (comprising respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, International Equity Fund, and Small Capitalization Fund) as of December 31, 1995, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective portfolios of Penn Series Funds, Inc. as of December 31, 1995, and the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 31, 1996